UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended June 30, 2007

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number: 1-10777

Ambac Financial Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3621676
(State of incorporation)	(I.R.S. employer identification no.)

One State Street Plaza New York, New York	10004
(Address of principal executive offices)	(Zip code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Indicate by check mark whether the Registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act): (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of August 2, 2007, 101,513,708 shares of Common Stock, par value $0.01 per share, (net of 7,679,388 treasury shares) of the Registrant were outstanding.

Ambac Financial Group, Inc. and Subsidiaries

PART 1 – FINANCIAL INFORMATION

Item 1 – Financial Statements of Ambac Financial Group, Inc. and Subsidiaries

Ambac Financial Group, Inc. and Subsidiaries

Consolidated Balance Sheets

June 30, 2007 and December 31, 2006

(Dollars in Thousands)

	June 30, 2007	December 31, 2006
	(unaudited)
Assets
Investments:
Fixed income securities, at fair value (amortized cost of $17,265,975 in 2007 and $16,484,257 in 2006)	$17,385,817	$16,800,338
Fixed income securities pledged as collateral, at fair value (amortized cost of $293,935 in 2007 and $311,546 in 2006)	285,605	307,101
Short-term investments, at cost (approximates fair value)	291,979	311,759
Other (cost of $38,669 in 2007 and $13,427 in 2006)	39,928	14,391

Total investments	18,003,329	17,433,589

Cash	35,729	31,868
Securities purchased under agreements to resell	270,000	273,000
Receivable for securities sold	48,979	12,857
Investment income due and accrued	183,207	193,199
Reinsurance recoverable on paid and unpaid losses	4,793	3,921
Prepaid reinsurance	322,914	315,498
Deferred acquisition costs	271,235	252,115
Loans	861,364	625,422
Derivative assets	939,658	1,019,339
Other assets	120,533	107,005

Total assets	$21,061,741	$20,267,813

Liabilities and Stockholders’ Equity

Liabilities:
Unearned premiums	$3,061,673	$3,037,544
Loss and loss expense reserve	255,825	220,074
Ceded reinsurance balances payable	19,198	20,084
Obligations under investment and payment agreements	8,395,689	8,202,590
Obligations under investment repurchase agreements	135,465	154,287
Deferred income taxes	183,117	263,483
Current income taxes	49,227	49,920
Long-term debt	1,664,705	991,804
Accrued interest payable	93,855	105,129
Derivative liabilities	675,290	667,066
Other liabilities	317,018	275,670
Payable for securities purchased	168,850	95,973

Total liabilities	15,019,912	14,083,624

Stockholders’ equity:
Preferred stock	—	—
Common stock	1,092	1,092
Additional paid-in capital	829,853	790,168
Accumulated other comprehensive income	69,341	197,576
Retained earnings	5,773,888	5,454,575
Common stock held in treasury at cost	(632,345)	(259,222)

Total stockholders’ equity	6,041,829	6,184,189

Total liabilities and stockholders’ equity	$21,061,741	$20,267,813

See accompanying Notes to Unaudited Consolidated Financial Statements

Ambac Financial Group, Inc. and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

For the Three and Six Months Ended June 30, 2007 and 2006

(Dollars in Thousands Except Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Revenues:
Financial Guarantee:
Gross premiums written	$261,139	$313,500	$511,051	$532,558
Ceded premiums written	(28,437)	(57,747)	(57,921)	(48,990)

Net premiums written	$232,702	$255,753	$453,130	$483,568

Net premiums earned	$221,019	$210,829	$437,025	$405,061
Other credit enhancement fees	17,332	14,155	32,885	28,343

Net premiums earned and other credit enhancement fees	238,351	224,984	469,910	433,404
Net investment income	113,190	104,455	225,254	206,189
Net realized investment gains	881	1,892	1,321	1,513
Net mark-to-market (losses) gains on credit derivative contracts	(56,867)	5,381	(61,991)	7,334
Other income	5,649	3,453	8,505	32,415
Financial Services:
Investment income	107,903	98,048	213,873	179,983
Derivative products	2,464	3,321	6,070	8,007
Net realized investment gains	310	41,728	6,471	47,231
Net mark-to-market (losses) gains on total return swap contracts	(982)	1,818	2,233	7,041
Net mark-to-market gains (losses) on non-trading derivatives	340	(306)	(159)	(62)
Corporate:
Net investment income	1,341	3,396	2,922	6,396
Net realized investment gains	—	791	—	791

Total revenues	412,580	488,961	874,409	930,242

Expenses:
Financial Guarantee:
Loss and loss expenses	17,096	12,822	28,518	12,949
Underwriting and operating expenses	33,438	31,865	69,814	69,723
Financial Services:
Interest on investment and payment agreements	101,124	90,533	200,082	165,498
Operating expenses	3,117	3,303	6,405	6,875
Interest	22,091	19,475	41,380	38,950
Corporate	3,664	4,000	6,920	7,643

Total expenses	180,530	161,998	353,119	301,638

Income before income taxes	232,050	326,963	521,290	628,604
Provision for income taxes	59,013	88,393	134,910	168,894

Net income	$173,037	$238,570	$386,380	$459,710

Net income per share	$1.69	$2.24	$3.73	$4.32

Net income per diluted share	$1.67	$2.22	$3.70	$4.28

Weighted average number of common shares outstanding:
Basic	102,557,554	106,485,245	103,600,542	106,462,001

Diluted	103,442,086	107,450,639	104,550,048	107,398,480

See accompanying Notes to Unaudited Consolidated Financial Statements

Ambac Financial Group, Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

(Unaudited)

For The Six Months Ended June 30, 2007 and 2006

(Dollars in Thousands)

	2007		2006
Retained Earnings:
Balance at January 1	$5,454,575		$4,703,256
Net income	386,380	$386,380	459,710	$459,710

Dividends declared—common stock	(36,919)		(31,733)
Dividends on restricted stock units	(5)		(390)
Exercise of stock options	(30,143)		(37,240)

Balance at June 30	$5,773,888		$5,093,603

Accumulated Other Comprehensive Income:
Balance at January 1	$197,576		$202,312
Unrealized losses on securities, ($199,828) and ($264,022), pre-tax in 2007 and 2006, respectively(1)		(127,801)		(165,857)
(Loss) gain on derivative hedges, ($3,346) and $2,768, pre-tax in 2007 and 2006, respectively		(2,183)		1,549
Foreign currency translation gain		1,749		4,319

Other comprehensive loss	(128,235)	(128,235)	(159,989)	(159,989)

Comprehensive income		$258,145		$299,721

Balance at June 30	$69,341		$42,323

Preferred Stock:
Balance at January 1 and June 30	$—		$—

Common Stock:
Balance at January 1 and June 30	$1,092		$1,092

Additional Paid-in Capital:
Balance at January 1	$790,168		$723,680
Share-based compensation	31,104		12,175
Excess tax benefit related to share-based compensation	8,581		9,482

Balance at June 30	$829,853		$745,337

Common Stock Held in Treasury at Cost:
Balance at January 1	$(259,222)		$(247,578)
Cost of shares acquired	(428,886)		(43,799)
Shares issued under equity plans	55,763		49,798

Balance at June 30	$(632,345)		$(241,579)

Total Stockholders’ Equity at June 30	$6,041,829		$5,640,776

(1) Disclosure of reclassification amount:
Unrealized holding losses arising during period	$(126,998)		$(165,360)
Less: reclassification adjustment for net gains included in net income	803		497

Net unrealized losses on securities	$(127,801)		$(165,857)

See accompanying Notes to Unaudited Consolidated Financial Statements

Ambac Financial Group, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

For The Six Months Ended June 30, 2007 and 2006

(Dollars in Thousands)

	Six Months Ended June 30,
	2007	2006
Cash flows from operating activities:
Net income	$386,380	$459,710
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	1,347	1,431
Amortization of bond premium and discount	1,085	1,136
Share-based compensation	24,098	13,471
Current income taxes	(693)	70,968
Deferred income taxes	(8,121)	(30,122)
Deferred acquisition costs	(12,672)	(9,003)
Unearned premiums, net	16,713	80,003
Loss and loss expenses	34,879	(14,662)
Ceded reinsurance balances payable	(886)	14,334
Investment income due and accrued	9,992	(3,694)
Accrued interest payable	(11,274)	(29,813)
Change in trading account assets	(25,195)	-
Net mark-to-market losses (gains)	59,917	(14,313)
Net realized investment gains	(7,792)	(49,535)
Other, net	(23,585)	62,530

Net cash provided by operating activities	444,193	552,441

Cash flows from investing activities:
Proceeds from sales of bonds	225,794	753,837
Proceeds from matured bonds	909,201	1,062,140
Purchases of bonds	(1,861,092)	(3,312,989)
Change in short-term investments	19,780	230,236
Securities purchased under agreements to resell	3,000	219,000
Loans, net	(235,942)	36,471
Recoveries from impaired investments	6,206	44,146
Other, net	(3,201)	11,171

Net cash used in investing activities	(936,254)	(955,988)

Cash flows from financing activities:
Dividends paid	(36,919)	(31,733)
Securities sold under agreements to repurchase	-	20,000
Proceeds from issuance of investment and payment agreements	928,595	1,306,179
Payments for investment and payment agreement draws	(745,903)	(877,704)
Proceeds from the issuance of long-term debt	668,830	-
Capital issuance costs	(1,685)	(1,865)
Net cash collateral received	77,692	14,191
Purchases of treasury stock	(428,886)	(43,799)
Proceeds from sale of treasury stock	25,618	12,655
Excess tax benefit related to share-based compensation	8,580	9,482

Net cash provided by financing activities	495,922	407,406

Net cash flow	3,861	3,859
Cash at January 1	31,868	27,619

Cash at June 30	$35,729	$31,478

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Income taxes	$136,084	$118,235

Interest on long-term debt	$32,483	$48,528

Interest on investment agreements	$201,201	$154,790

See accompanying Notes to Unaudited Consolidated Financial Statements

Ambac Financial Group, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Dollars in thousands)

(1) Background and Basis of Presentation

Ambac Financial Group, Inc., headquartered in New York City, is a holding company whose subsidiaries provide financial guarantee products and other financial services to clients in both the public and private sectors around the world. Ambac’s principal operating subsidiary, Ambac Assurance Corporation, a leading guarantor of public finance and structured finance obligations, has earned triple-A financial strength ratings, the highest ratings available from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Inc. Financial guarantee insurance provides an unconditional and irrevocable guarantee that protects the holder of a fixed income obligation against non-payment of principal and interest when due. Essentially, Ambac Assurance makes payment if the obligor responsible for making payments fails to do so. A bond guaranteed by Ambac Assurance receives triple-A ratings, typically resulting in lower financing costs for the issuer and the guarantee generally makes the issue more marketable, both in the primary and secondary markets. Ambac’s financial strength ratings are an essential part of Ambac Assurance’s ability to provide credit enhancement and any reduction in these ratings could have a materially adverse affect on Ambac Assurance’s ability to compete in the financial guarantee business. Ambac Assurance provides financial guarantees for bond issues and other forms of debt financing. As an alternative to financial guarantee insurance, credit protection relating to a particular pool of assets, security or issuer can be provided through a credit derivative. Ambac provides credit protection in the global markets in credit derivative form.

Ambac’s consolidated unaudited interim financial statements have been prepared on the basis of U.S. generally accepted accounting principles (“GAAP”) and, in the opinion of management, reflect all adjustments necessary for a fair presentation of Ambac’s financial condition, results of operations and cash flows for the periods presented. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates. The results of operations for the six months ended June 30, 2007 may not be indicative of the results that may be expected for the full year ending December 31, 2007. These consolidated financial statements and notes should be read in conjunction with the financial statements and notes included in (i) Ambac’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the Securities and Exchange Commission on March 1, 2007, and (ii) Ambac’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, which was filed with the SEC on May 10, 2007.

The consolidated financial statements include the accounts of Ambac and all other entities in which Ambac has a controlling financial interest. All significant intercompany balances have been eliminated. The usual condition for a controlling financial interest is ownership of a majority of the voting interests of an entity. However, a controlling financial interest may also exist in entities, such as variable interest entities (“VIEs”), through arrangements that do not involve controlling voting interests. Certain reclassifications have been made to prior periods’ amounts to conform to the current period’s presentation.

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

(2) Net Premiums Earned

Gross premiums are received either upfront (typical of public finance obligations), or in installments (typical of structured finance obligations). Up-front insurance premiums written are received for an entire bond issue, which may contain several maturities; and are recorded as unearned premiums. The premium is allocated to each bond maturity proportionately based on total principal amount guaranteed and is recognized as premiums on a straight-line basis over the term of each maturity. Installment insurance premiums written are recognized as premiums earned over each installment period, typically one year or less, on a straight-line basis. Premium earnings under both the upfront and installment revenue recognition methods are in proportion to the principal amount guaranteed and result in higher premium earnings during periods where guaranteed principal is higher. When an issue insured by Ambac Assurance has been refunded or called, the remaining unrecognized premium (net of refunding credits, if any) is recognized at that time.

Premiums ceded to reinsurers reduce the amount of premiums earned by Ambac from its financial guarantee insurance policies. For both up-front and installment premiums, ceded premiums written are primarily recognized in earnings in proportion to and at the same time the related gross premium revenue is recognized. Prepaid reinsurance represents the portion of premiums ceded to reinsurers relating to unearned premiums ceded under reinsurance contracts. As discussed in footnote 9, the accounting for premiums earned is subject to change.

(3) Loss and Loss Expenses

The loss reserve policy for financial guarantee insurance discussed in this footnote relates only to Ambac’s non-derivative insurance business. The policy for derivative contracts is discussed in Note (4) “Derivative Contracts”. Losses and loss expenses are based upon estimates of the ultimate aggregate losses inherent in the non-derivative financial guarantee portfolio as of the reporting date. The evaluation process for determining the level of reserves is subject to certain estimates and judgments. In most instances, claim payments are forecasted in advance of issuer default as a result of active surveillance of the insured book of business and observation of deterioration in the obligor’s credit standing. Based upon Ambac’s experience, claim payments become probable and estimable once the issuer’s credit profile has migrated to certain impaired credit levels. The trustee, on behalf of the insured party, named beneficiary, or custodian has the right to make a claim under Ambac’s financial guarantee insurance policy at the first scheduled debt service date of the defaulted obligation. As discussed in the last paragraph of this Note, the accounting for credit loss reserves is subject to change.

The liability for losses and loss expenses consists of active credit and case basis credit reserves. Active credit reserves are for probable and estimable losses due to credit deterioration on insured credits that have not yet defaulted or been reported and are reflected on an undiscounted basis as of the reporting date. The establishment of reserves for exposures that have not yet defaulted is a common practice in the financial guarantee industry. However, Ambac is aware that there are differences in the specific methodologies applied by other financial guarantors in establishing such reserves. Ambac’s active credit reserve is based on management’s on-going review of the non-derivative financial guarantee credit portfolio. Active surveillance of the insured portfolio enables Ambac’s Surveillance Group to track credit migration of insured obligations from period to period and prepare an adversely classified credit listing. The active credit reserve is established only for adversely classified credits. The criteria for an

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

exposure to be included on the adversely classified credit listing includes the deterioration in an issuer’s financial condition, underperformance of the underlying collateral (for collateral dependent transactions such as mortgage-backed securitizations), problems with the servicer of the underlying collateral and other adverse economic events or trends. The servicer of the underlying collateral of an insured securitization transaction is a consideration in assessing credit quality because the servicer’s performance can directly impact the performance of the related issue. For example, a servicer of a mortgage-backed securitization that does not remain current in its collection efforts could cause an increase in the delinquency and potential default of the underlying obligation.

The active credit reserve is established through a process that begins with estimates of probable losses inherent in the adversely classified credit portfolio. These estimates are based upon: (i) Ambac’s internal system of credit ratings, which are analogous to the risk ratings of the major rating agencies; (ii) internally developed historical default information (taking into consideration ratings and average life of an obligation); (iii) internally developed loss severities; and (iv) the net par outstanding on the adversely classified credit. The loss severities and default information are based on rating agency information and are specific to each bond type and are established and approved by Ambac’s Portfolio Risk Management Committee. The Portfolio Risk Management Committee is comprised of senior risk management professionals and other senior management of Ambac. For certain adversely classified credit exposures, Ambac’s additional monitoring and loss remediation efforts may provide information relevant to the estimate of the active credit reserve. Additional remediation activities applied to adversely classified credits can include various actions by Ambac. The most common actions include obtaining detailed appraisal information on collateral, more frequent meetings with the issuer’s or servicer’s management to review operations, financial condition and financial forecasts and more frequent analysis of the issuer’s financial statements. In estimating the active credit reserve Ambac uses relevant credit-specific information obtained from its remediation efforts to supplement the statistical approach discussed above. Senior management meets at least quarterly with the Surveillance Group to review the status of their work to determine the adequacy of Ambac’s loss reserves and make any necessary adjustments. Active credit reserves were $203,707 and $172,644 at June 30, 2007 and December 31, 2006, respectively. The active credit reserves at June 30, 2007 and December 31, 2006 were comprised of 46 credits with net par of $3,223,583 and 55 credits with net par outstanding of $3,830,759, respectively. Included in the calculation of active credit reserves at June 30, 2007 and December 31, 2006 was the consideration of $11,875 and $6,859, respectively, of reinsurance which would be due to Ambac from reinsurers, upon default of the insured obligation.

Case basis credit reserves are for losses on insured obligations that have defaulted. We believe our definition of case basis credit reserves differs from other financial guarantee industry participants. Upon the occurrence of a payment default, the related active credit reserve is transferred to case basis credit reserve. Additional provisions for losses upon further credit deterioration of a case basis exposure are initially recorded through the active credit reserve and subsequently transferred to case basis credit reserves. Our case reserves represent the present value of anticipated loss and loss expense payments expected over the estimated period of default. Loss and loss expenses consider anticipated defaulted debt service payments, estimated expenses associated with settling the claims and estimated recoveries under collateral and subrogation rights. The estimate does not consider future installment premium receipts, as the likelihood of such receipts is remote. Ambac discounts these estimated net payments using discount rates that approximate the average taxable equivalent yield on our investment portfolio.

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

Case basis credit reserves were $52,118 and $47,430 at June 30, 2007 and December 31, 2006, respectively. The discount rate applied to case basis credit reserves was 4.50% at June 30, 2007 and December 31, 2006. The case basis credit reserves at June 30, 2007 and December 31, 2006 were comprised of 7 credits, with net par outstanding of $495,182 and $668,440, respectively. Additionally, we have reinsurance recoverables on case basis credit reserves of $4,857 and $4,972 at June 30, 2007 and December 31, 2006, respectively.

Ambac provides information on the classification of its loss reserve between active credit reserve and case basis credit reserve for the purpose of disclosing the components of the total reserve that relate to exposures that have not yet defaulted and those that have defaulted. The total reserve (active credit and case basis) was $255,825 and $220,074 at June 30, 2007 and December 31, 2006, respectively. Due to the relatively small number and large size of certain insured obligations comprising the active and case basis credit reserves, improvements or further deterioration in any one credit may significantly impact our loss provision in a given period. The provision for losses and loss expenses in the accompanying Consolidated Statements of Operations represents the expense recorded to bring the total reserve to a level determined by management to be adequate for losses inherent in the non-derivative financial guarantee insurance portfolio. Ambac’s management believes that the reserves for losses and loss expenses are adequate to cover the ultimate net cost of claims, but the reserves are based on estimates and there can be no assurance that the ultimate liability for losses will not exceed such estimates.

Our liabilities for credit losses are based in part on the short-duration accounting guidance in SFAS 60, “Accounting and Reporting by Insurance Enterprises.” The trustee (on behalf of the insured party), named beneficiary or custodian has a right to a claim payment under the financial guarantee insurance policy at the date of the first scheduled debt service payment of a defaulted security in the amount equal to the payment shortfall. We believe a loss event occurs for financial guarantee insurance products at the time the issuers’ financial condition deteriorates to an impaired credit status rather than at the time the insured party has a right to a claim payment. Because of this belief and the ambiguities discussed below in the application of SFAS 60 to the financial guarantee industry, Ambac does not believe that SFAS 60 alone provides sufficient guidance. As a result, Ambac supplements the guidance in SFAS 60 with the guidance in SFAS 5, “Accounting for Contingencies,” which calls for a loss to be accrued if it is probable that a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated. Ambac also relies by analogy on EITF Issue 85-20, “Recognition of Fees for Guaranteeing a Loan,” which states that a guarantor should perform an ongoing assessment of the probability of loss to determine if a liability (and a loss) should be recognized under SFAS 5.

In management’s view, the accounting guidance noted above does not comprehensively address the attributes of financial guarantee insurance contracts, primarily due to the fact that SFAS 60 was developed prior to the maturity of the financial guarantee industry. Financial guarantee contracts have elements of long-duration insurance contracts in that they are generally irrevocable and extend over a period of time that may be 30 years or more but are considered and reported for regulatory purposes as property and casualty insurance, normally considered short-duration contracts. The short-duration and long-duration classifications have different methods of accounting for premium revenue, deferred acquisition costs and contract liability recognition.

Ambac is aware that there are certain differences regarding the measurement of liabilities for credit losses among participants in the financial guarantee industry. Difficulties in applying the existing insurance accounting literature; such as the classification of the insurance contracts as either short-duration or long-duration to the attributes of financial guarantee insurance, different

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

measurement models and assumptions utilized, regulatory guidance provided to certain entities, and the existence of accounting literature providing guidance with respect to liability recognition for loan guarantees are the reasons for differences among the industry participants.

In January and February of 2005, the Securities and Exchange Commission staff discussed with the financial guarantee industry participants differences in loss reserve recognition practices among those participants. In June 2005, the Financial Accounting Standards Board (“FASB”) added a project to its agenda to consider the accounting by financial guarantee insurers for claims liability recognition, premium recognition and deferred acquisition costs. The proposed guidance was issued on April 18, 2007 and the final guidance is expected to be issued in the first quarter of 2008.

(4) Derivative Contracts

SFAS 133 “Accounting for Derivative Instruments and Hedging Activities”, as amended by SFAS 138, SFAS 149 and SFAS 155, establishes accounting and reporting standards for derivative instruments. All derivatives, whether designed for hedging relationships or not, are required to be recorded on the Consolidated Balance Sheets at fair value. When available, quotes are obtained from independent market sources. However, when quotes are not available, Ambac uses internally developed valuation models. These valuation models require market-driven inputs, including contractual terms, credit spreads and ratings on underlying referenced obligations, yield curves and tax-exempt interest ratios. The valuation results from these models could differ materially from amounts that would actually be realized in the market. In accordance with the Emerging Issues Task Force (EITF) Issue 02-3, “Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities” (EITF 02-3), recognition of a trading profit or loss at inception of a derivative transaction is prohibited unless fair value of that derivative is obtained from a quoted market price, supported by comparison to other observable market transactions, or based upon a valuation technique incorporating observable market data. Ambac defers trade date gains or losses on derivative transactions where the fair value is not determined based upon observable market transactions and market data. The deferral is recognized in income when the market data becomes observable or over the life of the transaction. The fair value includes an adjustment for counterparty credit risk and other adjustments, as appropriate, to reflect liquidity and ongoing servicing costs.

All derivative contracts are recorded on the Consolidated Balance Sheets on a gross basis; assets and liabilities are netted by customer only when a legal right of set-off exists. Gross asset and gross liability balances for all derivatives are recorded as Derivative Assets or Derivative Liabilities on the Consolidated Balance Sheets.

Derivative Contracts Classified as Held for Trading Purposes:

Financial Guarantee Credit Derivatives:

Ambac Assurance Corporation, through its subsidiary Ambac Credit Products, enters into credit derivative transactions with various financial institutions. Management views these credit derivative transactions as an extension of its financial guarantee business, under which Ambac intends to hold its position for the entire term of the related contract. These credit derivative contracts are accounted for at fair value since they do not qualify for the financial guarantee scope

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

exception under SFAS 133, as amended. Changes in fair value are recorded in the Consolidated Statement of Operations. The fee component is reflected in “Other Credit Enhancement Fees”, and the mark-to-market gains or losses associated with fair value changes are reflected in “Net Mark-to-Market (Losses) Gains on Credit Derivative Contracts”.

Financial Services Derivative Products:

Ambac, through its subsidiary Ambac Financial Services, provides interest rate and currency swaps to states, municipalities and their authorities, asset-backed issuers and other entities in connection with their financings. Ambac Capital Services enters into total return swaps with professional counterparties. Total return swaps are primarily referenced to fixed income obligations, which meet Ambac Assurance’s financial guarantee credit underwriting criteria. These contracts are recorded on trade date at fair value. Changes in fair value are recorded in the Consolidated Statements of Operations. The entire change in fair value of interest rate and currency swaps and the fee component of total returns swaps are reflected in “Derivative Product Revenues” and the mark-to-market gains or losses associated with the fair value changes on total return swaps are reflected in “Net Mark-to-Market (Losses) Gains on Total Return Swap Contracts”.

Derivative Contracts used for Non-Trading and Hedging Purposes:

In order to qualify for hedge accounting, a derivative must be considered highly effective at reducing the risk associated with the exposure being hedged. Each derivative must be designated as a hedge, with documentation of the risk management objective and strategy, including identification of the hedging instrument, the hedged item, the risk exposure, and how effectiveness will be assessed prospectively and retrospectively. The extent to which a hedging instrument is effective at achieving offsetting changes in fair values or cash flows must be assessed at least quarterly. Any ineffectiveness must be reported in net income.

Interest rate and currency swaps are utilized to hedge exposure to changes in fair value of assets or liabilities resulting from changes in interest rates and foreign exchange rates, respectively. These interest rate and currency swap hedges are referred to as “fair value” hedges. If the provisions of the derivative contract meet the technical requirements for fair value hedge accounting under SFAS 133, the change in fair value (gain or loss) of the derivative contract, excluding accrued interest, is recorded as “Net mark-to-market gains (losses) on non-trading derivatives”. Changes in the accrued interest component of the derivative contract are recorded as “Investment income” as an offset to changes in the accrued interest component on the hedged asset or liability. The change in fair value (gain or loss) of the related hedged asset or liability attributable to the hedged risk (interest rate or foreign exchange risk) adjusts the carrying amount of the hedged item and is recorded as a component of “Net mark-to-market gains (losses) on non-trading derivatives”. The net amount recorded in “Net mark-to-market gains (losses) on non-trading derivatives” related to derivative hedges and hedged assets and liabilities represents hedge ineffectiveness, and was $314 and ($125) for the three months ended June 30, 2007 and 2006, respectively and ($196) and $168 for the six months ended June 30, 2007 and 2006, respectively.

Interest rate swaps are also utilized to hedge the exposure to changes in cash flows caused by variable interest rates. These interest rate swap hedges are referred to as “cash flow” hedges. The effective portion of the gains and losses on interest rate swaps that meet the technical requirements for cash flow hedge accounting under SFAS 133 are reported in “Accumulated Other Comprehensive Income” in Stockholders’ Equity. Amounts reported in

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

“Accumulated Other Comprehensive Income” are reclassified into “Interest income” in the same period which earnings are affected by the designated hedged asset or liability. If the cumulative portion of the gains and losses on cash flow hedges exceeds the cumulative portion of gains and losses on the hedged assets or liabilities, that excess is considered hedge ineffectiveness and reported as a component of “Net mark-to-market gains (losses) on non-trading derivatives”. For the three months ended June 30, 2007 and 2006, $135 and $118, respectively, and $286 and $372 for the six months ended June 30, 2007 and 2006, respectively, of cash flow hedge ineffectiveness was reported in net income. As of June 30, 2007, $591 of pre-tax deferred losses on derivative instruments reported in Accumulated Other Comprehensive Income are expected to be reclassified to net income during the next twelve months. Transactions and events expected to occur over the next twelve months that will necessitate reclassifying these derivative losses include the repricing of variable-rate medium-term notes (“MTNs”).

Ambac enters into non-trading derivative contracts for the purpose of economically hedging exposures to fair value or cash flow changes caused by fluctuations in interest rates and foreign currency rates. If the hedging relationship does not meet the technical requirements for hedge accounting under SFAS 133, changes to the fair value of the derivative contract are recorded as a component of “Net mark-to-market (losses) gains on non-trading derivative contracts” in the accompanying Consolidated Statements of Operations. The change in fair value of such derivative contracts for the three months ended June 30, 2007 and 2006 was $26 and ($181), respectively, and $37 and ($230) for the six months ended June 30, 2007 and 2006, respectively.

Ambac discontinues hedge accounting prospectively when it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of the hedged item, the derivative expires, is sold or terminated. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, Ambac continues to carry the derivative on the balance sheet at its fair value, and no longer adjusts the hedged asset or liability for changes in fair value. The adjustment of the carrying amount of the hedged asset or liability is accounted for in the same manner as other components of the carrying amount of that asset or liability. The net derivative gain or loss related to a discontinued cash flow hedge (recognized during the period of hedge effectiveness) will continue to be reported in Accumulated Other Comprehensive Income and amortized into net income as a yield adjustment to the previously designated asset or liability. If the previously designated asset or liability is sold or matures, the net derivative gain or loss related to a discontinued cash flow hedge reported in Accumulated Other Comprehensive Income will be reclassified into net income immediately. All subsequent changes in fair values of derivatives previously designated as cash flow hedges will be recognized in net income.

(5) Income Taxes

On January 1, 2007, Ambac adopted the provisions of FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes”, an interpretation of SFAS 109, which provides a framework to determine the appropriate level of tax reserves for uncertain tax positions. FIN 48 prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, measurement classification, interest and penalties, accounting in interim periods, disclosure and transition. Ambac’s liability for unrecognized tax benefits was not impacted as a result of the adoption of FIN 48.

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

Ambac files a consolidated Federal income tax return with its subsidiaries. Ambac and its subsidiaries also file separate or combined income tax returns in various states, local and foreign jurisdictions.

The following are the major jurisdictions in which Ambac and its affiliates operate and the earliest tax years subject to examination:

Jurisdiction	Tax Year
United States	2001
New York State	2005
New York City	2000
United Kingdom	2005

As of June 30, 2007 and December 31, 2006, the liability for unrecognized tax benefits is approximately $66,010 and $59,600, respectively. Included in these balances at June 30, 2007 and December 31, 2006 are $42,210 and $35,800, respectively, of unrecognized tax benefits that, if recognized, would affect the effective tax rate. Over the next 12 months, Ambac estimates it may decrease federal tax reserves related to the unrecognized tax benefits by approximately $11,200 for issues that may no longer warrant a tax reserve after an expected settlement for the years 2001 through 2004.

Ambac accrues interest and penalties related to unrecognized tax benefits in the provision for income taxes. During the three months ended June 30, 2007 and 2006, Ambac recognized approximately $780 and $400, respectively, in interest. Ambac had approximately $3,610 and $2,200 for the payment of interest accrued at June 30, 2007 and December 31, 2006, respectively.

(6) Special Purpose Entities and Variable Interest Entities

Ambac has involvement with special purpose entities, including VIEs in the following ways. First, Ambac is a provider of financial guarantee insurance for various debt obligations. Second, Ambac has sponsored two special purpose entities that issue MTNs to fund the purchase of certain financial assets. As discussed in detail below, these Ambac-sponsored special purpose entities are considered Qualifying Special Purpose Entities (“QSPEs”). Lastly, Ambac is an investor in asset-backed securities issued by VIEs, and, in one transaction, has a beneficial interest in a VIE that purchases fixed rate municipal bonds with proceeds from the issuance of floating rate short term beneficial interests as discussed in detail below.

Financial Guarantees:

Ambac provides financial guarantees in respect of assets held or debt obligations of special purpose entities, including VIEs. Ambac’s primary variable interest exists through this financial guarantee insurance or credit derivative contract. The transaction structure provides certain financial protection to Ambac. This financial protection can take several forms; however, the most common are over-collateralization, first loss and excess spread. In the case of over-collateralization, (i.e., the principal amount of the securitized assets exceeds the principal amount of the structured finance obligations guaranteed by Ambac Assurance), the structure allows the transaction to experience defaults among the securitized assets before a default is experienced on the structured finance obligations that have been guaranteed by Ambac. In the

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

case of first loss, the financial guarantee insurance policy only covers a senior layer of losses on assets held or debt issued by special purpose entities, including VIEs. The first loss with respect to the assets is either retained by the seller or sold off in the form of equity or mezzanine debt to other investors. In the case of excess spread, the financial assets contributed to special purpose entities, including VIEs, generate interest cash flows that are in excess of the interest payments on the related debt; such excess cash flow is applied to redeem debt, thus creating over-collateralization.

As of June 30, 2007, Ambac is the primary beneficiary and therefore consolidated a VIE under one transaction as a result of providing a financial guaranty. The VIE is a bankruptcy remote special purpose financing entity created by the issuer of debt securities to facilitate the sale of notes guaranteed by Ambac Assurance. Ambac is not primarily liable for the debt obligations of the VIE. Ambac would only be required to make payments on these debt obligations in the event that the issuer defaults on any principal or interest due. Additionally, Ambac’s creditors do not have rights with regard to the assets of the VIE.

Proceeds from the note issuance of the VIE, were used to extend loans to universities in the United Kingdom. The financial reports of this VIE are prepared by an outside trustee and are not available within the time constraints Ambac requires to ensure the financial accuracy of the operating results. As such, the financial results of the VIE will be consolidated on a one quarter lag. Total long-term debt outstanding under this note issuance was $275,490 with a maturity date of December 7, 2047 and a fixed rate of interest of 5.32% at June 30, 2007. Ambac is subject to potential consolidation of an additional $743,000 of assets and liabilities in connection with future utilization of the VIE.

The following table provides supplemental information about the combined assets and liabilities associated with the VIE discussed above. The assets and liabilities of the VIE are consolidated into the respective Balance Sheet captions.

	At June 30, 2007	At December 31, 2006
Assets:
Cash	$9,027	$—
Investment income due and accrued	359	—
Loans	261,047	—
Other assets	5,057	—

Total assets	$275,490	—

Liabilities:
Long-term debt	$275,490	$—

Total liabilities	275,490	—

Stockholders’ equity:	—	—

Total liabilities and stockholders’ equity	$275,490	$—

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

Qualified Special Purpose Entities:

A subsidiary of Ambac has transferred financial assets to two special purpose entities. The business purpose of these entities is to provide certain financial guarantee clients with funding for their debt obligations. These entities meet the characteristics of QSPEs in accordance with SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SFAS 140”). QSPEs are not subject to the requirements of FIN 46(R) and accordingly are not consolidated in Ambac’s financial statements. The QSPEs are legal entities that are demonstrably distinct from Ambac. Ambac, its affiliates or its agents cannot unilaterally dissolve the QSPEs. The QSPEs permitted activities are limited to those outlined below.

As of June 30, 2007, there have been 15 individual transactions processed through the QSPEs of which 10 are outstanding. In each case, a subsidiary of Ambac sold fixed income debt obligations to the QSPEs. These transactions are true sales based upon the bankruptcy remote nature of the QSPEs and the absence of any agreement or obligation for Ambac to repurchase or redeem assets of the QSPEs. Additionally, Ambac’s creditors do not have any rights with regards to the assets of the QSPEs. The purchase by the QSPEs is financed through the issuance of MTNs, which are collateralized by the purchased assets. Derivative contracts (interest rate and currency swaps) may be used for hedging purposes only. Derivative hedges are established at the time MTNs are issued to purchase financial assets. The activities of the QSPEs are contractually limited to purchasing assets from Ambac, issuing MTNs to fund such purchase, executing derivative hedges and obtaining financial guarantee policies with respect to indebtedness incurred. Ambac Assurance may issue a financial guarantee insurance policy on the assets sold, the MTNs issued and/or the related derivative contracts. As of June 30, 2007, Ambac Assurance had financial guarantee insurance policies issued for all assets, MTNs and derivative contracts owned and outstanding by the QSPEs.

Pursuant to the terms of Ambac Assurance’s insurance policy, insurance premiums are paid to Ambac Assurance by the QSPEs and are earned in a manner consistent with other insurance policies, over the risk period. Any losses incurred would be included in Ambac’s Consolidated Statements of Operations. Under the terms of an Administrative Agency Agreement, Ambac provides certain administrative duties, primarily collecting amounts due on the obligations and making interest payments on the MTNs.

Assets sold to the QSPEs during the six months ended June 30, 2007 and the year ended December 31, 2006 were $0 and $450,000, respectively. No gains or losses were recognized on the sales in either period. As of June 30, 2007, the estimated fair value of financial assets, MTN liabilities and derivative hedge assets of the QSPEs was $1,941,079, $2,005,069 and $39,008, respectively. When market quotes are not available, fair values are based on internal valuation models, which utilize current market information. The valuation results from these models could differ materially from amounts that would actually be realized in the market. Ambac Assurance received gross premiums for issuing financial guarantee policies on the assets, MTNs and derivative contracts of $3,173 and $2,572 for the six months ended June 30, 2007 and 2006, respectively. Ambac also received fees for providing other services amounting to $126 and $140 for the six months ended June 30, 2007 and 2006, respectively.

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

VIE Beneficial Interest:

Ambac owns a beneficial interest in a special purpose entity that meets the definition of a VIE. This entity has issued floating rate beneficial interests to investors and invested the proceeds in fixed rate municipal debt securities. These beneficial interests are directly secured by the related municipal debt securities. Ambac is the primary beneficiary of this entity as a result of its beneficial interest. The fixed rate municipal debt securities, which are reported as “Investments in fixed income securities, at fair value” on the Consolidated Balance Sheets, were $254,187 and $258,976 as of June 30, 2007 and December 31, 2006, respectively. The beneficial interests issued to third parties, reported as “Obligations under investment and payment agreements” on the Consolidated Balance Sheets, were $248,225 and $248,415 as of June 30, 2007 and December 31, 2006, respectively. Under the terms of these beneficial interests, the investors have the contractual right to redeem their investment at any time, with five business days notice. As of June 30, 2007 and December 31, 2006, the interest rates on these beneficial interests ranged from 3.62% to 3.99% and from 2.95% to 4.01%, respectively.

(7) Stockholders’ Equity

Ambac is authorized to issue 350,000,000 shares of Common Stock, par value $0.01 per share, of which 109,193,096 were issued and 101,733,454 were outstanding as of June 30, 2007. Ambac is also authorized to issue 4,000,000 shares of Preferred Stock, $0.01 par value per share, none of which was issued and outstanding as of June 30, 2007.

In 2007, Ambac’s shares held in treasury increased due to an accelerated share repurchase program, whereby Ambac repurchased 4,459,223 shares of common stock, and other share repurchases.

(8) Segment Information

Ambac has two reportable segments, as follows: (1) Financial Guarantee, which provides financial guarantees (including credit derivatives) for public and structured finance obligations; and (2) Financial Services, which provides investment agreements, funding conduits, interest rate, total return and currency swaps, principally to clients of the financial guarantee business. Ambac’s reportable segments are strategic business units that offer different products and services. They are managed separately because each business requires different marketing strategies, personnel skill sets and technology.

Ambac Assurance guarantees the swap and investment agreement obligations of its Financial Services affiliates. Intersegment revenues include the premiums earned under those agreements and dividends received from its Financial Services subsidiaries. Such premiums are determined as if they were premiums paid by third parties, that is, at current market prices.

Information provided below for “Corporate and Other” relates to Ambac corporate activities, including interest expense on debentures. Corporate and other revenue from unaffiliated customers consists primarily of interest income. Intersegment revenues consist of dividends received.

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

The following tables are a summary of financial information by reportable segment as of and for the three and six month periods ended June 30, 2007 and 2006:

(Dollars in thousands) Three months ended June 30,	Financial Guarantee	Financial Services	Corporate and Other	Intersegment Eliminations	Consolidated
2007:
Revenues:
Unaffiliated customers	$301,204	$110,035	$1,341	$—	$412,580
Intersegment	5,005	(4,698)	51,584	(51,891)	—

Total revenues	$306,209	$105,337	$52,925	$(51,891)	$412,580

Income before income taxes:
Unaffiliated customers	$250,670	$5,794	$(24,414)	$—	$232,050
Intersegment	7,734	(7,213)	50,222	(50,743)	—

Total income before income taxes	$258,404	$(1,419)	$25,808	$(50,743)	$232,050

Total assets	$11,219,158	$9,727,447	$115,136	$—	$21,061,741

2006:
Revenues:
Unaffiliated customers	$340,165	$144,609	$4,187	$—	$488,961
Intersegment	1,119	(1,057)	58,525	(58,587)	—

Total revenues	$341,284	$143,552	$62,712	$(58,587)	$488,961

Income before income taxes:
Unaffiliated customers	$295,478	$50,773	$(19,288)	$—	$326,963
Intersegment	5,064	(1,941)	57,530	(60,653)	—

Total income before income taxes	$300,542	$48,832	$38,242	$(60,653)	$326,963

Total assets	$10,085,933	$8,962,387	$243,795	$—	$19,292,115

(Dollars in thousands) Six months ended June 30,	Financial Guarantee	Financial Services	Corporate And Other	Intersegment Eliminations	Consolidated
2007:
Revenues:
Unaffiliated customers	$642,999	$228,488	$2,922	$—	$874,409
Intersegment	7,976	(7,379)	101,761	(102,358)	—

Total revenues	$650,975	$221,109	$104,683	$(102,358)	$874,409

Income before income taxes:
Unaffiliated customers	$544,667	$22,001	$(45,378)	$—	$521,290
Intersegment	13,434	(10,969)	99,262	(101,727)	—

Total income before income taxes	$558,101	$11,032	$53,884	$(101,727)	$521,290

Total assets	$11,219,158	$9,727,447	$115,136	$—	$21,061,741

2006:
Revenues:
Unaffiliated customers	$680,855	$242,200	$7,187	$—	$930,242
Intersegment	13,228	(2,115)	92,525	(103,638)	—

Total revenues	$694,083	$240,085	$99,712	$(103,638)	$930,242

Income before income taxes:
Unaffiliated customers	$598,183	$69,827	$(39,406)	$—	$628,604
Intersegment	18,557	(3,888)	90,535	(105,204)	—

Total income before income taxes	$616,740	$65,939	$51,129	$(105,204)	$628,604

Total assets	$10,085,933	$8,962,387	$243,795	$—	$19,292,115

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

The following table summarizes gross premiums written and net premiums earned and other credit enhancement fees included in the Financial Guarantee segment by location of risk for the three and six months ended June 30, 2007 and 2006:

(Dollars in thousands)	Three Months		Six Months
	Gross Premiums Written	Net Premiums Earned and Other Credit Enhancement Fees	Gross Premiums Written	Net Premiums Earned and Other Credit Enhancement Fees

2007:
United States	$199,266	$180,683	$396,892	$355,551
United Kingdom	27,571	18,455	45,042	37,017
Other International	34,302	39,213	69,117	77,342

Total	$261,139	$238,351	$511,051	$469,910

2006:
United States	$213,113	$169,887	$384,203	$326,482
United Kingdom	57,440	16,735	73,586	32,105
Other International	42,947	38,362	74,769	74,817

Total	$313,500	$224,984	$532,558	$433,404

(9) Future Application of Accounting Standards

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements”. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. In addition, SFAS 157 supersedes certain accounting guidance, which prohibited the recognition of day one gains on certain derivative transactions. With the adoption of SFAS 157, any remaining reserves for day one gains will be reflected as a cumulative effect adjustment to the opening balance of retained earnings. Ambac is currently evaluating the implications of SFAS 157 on its financial statements.

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. SFAS 159 permits reporting entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for fiscal years that begin after November 15, 2007. Ambac is currently evaluating the implications of SFAS 159 on its financial statements.

On April 18, 2007, the FASB issued an Exposure Draft (“ED”) for a proposed SFAS “Accounting for Financial Guarantee Insurance Contracts”, an interpretation of SFAS 60, “Accounting and Reporting by Insurance Enterprises”. The ED clarifies how SFAS 60 applies to financial guarantee insurance contracts issued by insurance enterprises, including the methodology to account for premium revenue and claim liabilities. The comment period for the ED ended on June 18, 2007 and the final Statement is expected to be issued in the first quarter of 2008. The final Statement shall be applied to existing and future financial guarantee

Notes to Unaudited Consolidated Financial Statements (Continued)

(Dollars in thousands, except share amounts)

insurance contracts. The cumulative effect of initially applying this final Statement will be recorded as an adjustment to the opening balance of retained earnings for that fiscal year. For additional disclosure regarding the ED, see “Financial Guarantee Exposure Draft” located in Management’s Discussion and Analysis.

In April 2007, the FASB issued FASB Staff Position (“FSP”) FIN 39-1, an amendment of FASB Interpretation No. 39. FSP FIN 39-1 permits fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a liability) to be offset against fair value amounts recognized for derivative instruments that are executed with the same counterparty under the same master netting arrangement. The decision to offset fair value amounts constitutes an accounting policy election by the entity. A reporting entity shall not offset fair value amounts recognized for derivative instruments without offsetting fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007, with earlier application permitted. An entity must recognize the effect of applying FSP FIN 39-1 retrospectively as a change in accounting principle for all financial statement periods presented, unless it is impracticable to do so. Ambac is currently evaluating the implications of FSP FIN 39-1 on its financial statements.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Cautionary Statement Pursuant to the Private Securities Litigation Reform Act of 1995

In this discussion, we have included statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. These statements may relate to our future plans and objectives, among other things. By identifying these statements for you in this manner, we are alerting you to the possibility that our actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in Part I, Item 1A of the Annual Report on Form 10-K and “Cautionary Statement Pursuant to the Private Securities Litigation Reform Act of 1995” in Part I, Item 1 of the Annual Report on Form 10-K.

Any or all of management’s forward-looking statements here or in other publications may turn out to be wrong and are based on current expectations and the current economic environment. Ambac’s actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among factors that could cause actual results to differ materially are: (1) changes in the economic, credit, foreign currency or interest rate environment in the United States and abroad; (2) the level of activity within the national and worldwide credit markets; (3) competitive conditions and pricing levels; (4) legislative and regulatory developments; (5) changes in tax laws; (6) the policies and actions of the United States and other governments; (7) changes in capital requirements whether resulting from large numbers of downgrades in our insured portfolio or changes in rating agencies’ rating criteria with respect to financial guaranty insurers; (8) changes in Ambac’s and/or Ambac Assurance’s credit or financial strength ratings; (9) changes in accounting principles or practices that may impact Ambac’s reported financial results; (10) inadequacy of reserves established for losses and loss expenses; (11) default of one or more of Ambac Assurance’s reinsurers; (12) market spreads and pricing on insured pooled debt obligations and other derivative products insured or issued by Ambac; (13) prepayment speeds on insured asset-backed securities and other factors that may influence the amount of installment premiums paid to Ambac Assurance; and (14) other risks and uncertainties that have not been identified at this time. Ambac is not obligated to publicly correct or update any forward-looking statement if we later become aware that it is not likely to be achieved, except as required by law. You are advised, however, to consult any further disclosures we make on related subjects in Ambac’s reports to the SEC.

Introduction

Ambac Financial Group, Inc., headquartered in New York City, is a holding company whose subsidiaries provide financial guarantee products and other financial services to clients in both the public and private sectors around the world.

Ambac’s principal operating subsidiary, Ambac Assurance Corporation, a leading guarantor of public finance and structured finance obligations, has earned triple-A financial strength ratings, the highest ratings available from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Inc. Financial guarantee insurance is a promise to pay scheduled interest and principal if the issuer fails to meet its obligations. A bond guaranteed by Ambac Assurance receives triple-A ratings, typically resulting in lower financing costs for the

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

issuer and generally makes the issue more marketable, both in the primary and secondary markets. As an alternative to financial guarantee insurance, credit protection relating to a particular pool of assets, security or issuer can be provided through a credit derivative.

Ambac’s activities are divided into two business segments: (i) Financial Guarantee and (ii) Financial Services.

Ambac reports its financial guarantee business segment broken out by three principal markets: Public Finance, Structured Finance and International Finance. Public Finance includes all U.S. municipal issuance including general obligations, lease and tax-backed obligations, health care, public utilities, transportation and higher education, as well as certain infrastructure privatization transactions, such as toll road and bridge financings, public transportation financings, stadium financings, military housing and student housing. Structured Finance obligations include securitizations of a variety of asset types such as mortgage loans, home equity loans, student loans, credit card receivables, operating assets, leases, pooled debt obligations, investor-owned utilities and asset-backed commercial paper conduits originated in the U.S. Included within the operating asset sector are securitizations including aircraft, rental car fleets, shipping containers, rail cars, film rights, franchise fees, pharmaceutical royalties, and intellectual property. International Finance covers public purpose infrastructure projects, utilities, and various types of structured financings originated outside of the U.S, including asset-backed securities, whole business and future flow securitizations. International structured financings also encompass pooled debt obligations that may include significant components of domestic exposures.

Management believes that the financial guarantee business thrives on economic cycles. For example, a strong economic environment with good or improving credit is beneficial to our financial guarantee portfolio. However, such conditions, if in place for an extended period of time, will reduce credit spreads and result in lower pricing. Conversely, in a deteriorating credit environment, credit spreads widen and pricing for our product improves. However, if the weakening environment is prolonged, the stresses on our portfolio could result in claims payments in excess of normal or historical expectations. Ambac’s management believes that its business is well positioned to withstand, and in fact prosper, within normal economic and business cycles. Further, Ambac’s financial guarantee business today enjoys a strong competitive position in a variety of product segments on a global scale and is positioned for further geographic product expansion. Management believes that geographic product expansion will be driven, over the long term, by critical infrastructure needs worldwide and the expansion of global credit markets.

Ambac’s Financial Services segment provides financial and investment products including investment agreements, interest rate swaps, currency swaps, and funding conduits, principally to clients of the financial guarantee business. Additionally, the Financial Services segment enters into total return swaps with professional counterparties. Ambac focuses on these businesses due to the complementary nature of the products to its financial guarantee product.

Overview

Ambac’s diluted earnings per share were $1.67 and $3.70 for the three and six months ended June 30, 2007, a 25% decrease from $2.22 per diluted share in the second quarter of 2006 and a 14% decrease from $4.28 per diluted share in the six months ended June 30, 2006. These negative variances were primarily driven by (i) unrealized mark-to-market losses on credit derivative exposures in the second quarter of 2007 resulting from unfavorable market pricing of

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

collateralized debt obligations with significant amounts of sub-prime residential mortgage collateral, and (ii) net realized gains on investment securities in the second quarter of 2006 resulting from cash recoveries received related to a security in the investment agreement portfolio, and (iii) higher loss and loss expenses in 2007. In addition, the six months ended June 30, 2007 earnings were impacted by a large gain in 2006 from the sale of three aircraft related to a previously reported defaulted enhanced equipment trust certificate (reported as “Other Income” in the accompanying Consolidated Statements of Operations). Return on average shareholders’ equity was 11.5% and 12.6% for the three and six months ended June 30, 2007, respectively, compared to 17.2% and 16.7% for the three and six months ended June 30, 2006, respectively.

During the second quarter of 2007, Ambac completed the buyback of $400 million of its common stock under its accelerated share buyback program. The total number of shares purchased under the agreement amounted to 4.46 million common shares.

Critical Accounting Estimates

The discussion and analysis of our financial condition and results of operations are based upon our Consolidated Financial Statements, which have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of these financial statements requires us to make estimates and judgments that affect the reported amount of assets and liabilities, revenues and expenses and related disclosure of contingent assets and liabilities at the date of our financial statements. Actual results may differ from these estimates under different assumptions or conditions.

Critical accounting estimates are defined as those that require management to make significant judgments and could potentially result in materially different results under different assumptions and conditions. Management has identified the accounting for loss and loss expenses and the valuation of financial instruments as critical accounting estimates. This discussion should be read in conjunction with the consolidated financial statements and notes thereon included elsewhere in this report, and in the 2006 Form 10-K filed with the SEC on March 1, 2007.

Financial Guarantee Insurance Losses and Loss Expenses. The loss reserve for financial guarantee insurance discussed in this critical accounting estimates disclosure relates only to Ambac’s non-derivative insurance business. Losses and loss expenses are based upon estimates of the ultimate aggregate losses inherent in the non-derivative Financial Guarantee portfolio as of the reporting date. The evaluation process for determining the level of reserves is subject to certain estimates and judgments.

The liability for losses and loss expenses consists of active credit and case basis credit reserves. Ambac establishes an active credit reserve to reflect probable and estimable losses due to credit deterioration on insured credits that have not yet defaulted or been reported as of the reporting date. The active credit reserve is established through a process that begins with estimates of probable losses inherent in the adversely classified credit portfolio. These estimates are based upon: (i) Ambac’s internal system of credit ratings, which are analogous to the risk ratings of the major rating agencies; (ii) internally developed historical default information (taking into consideration ratings and average life of an obligation); (iii) internally developed loss severities; and (iv) the net par outstanding on the adversely classified credit. The loss severities and default information are based on rating agency information and are

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

specific to each bond type and are established and approved by Ambac’s Portfolio Risk Management Committee. The Portfolio Risk Management Committee is comprised of senior risk management professionals and other senior management of Ambac. Our Surveillance group is responsible for designating the classified rating of individual credits and assigning credit ratings, which in turn affect default probabilities used in estimating active credit reserves.

For certain adversely classified credit exposures, Ambac’s additional monitoring and loss remediation efforts may provide information relevant to the estimate of the active credit reserve. Additional remediation activities applied to adversely classified credits can include various actions by Ambac. The most common actions include obtaining detailed appraisal information on collateral, more frequent meetings with the issuer’s or servicer’s management to review operations, financial condition and financial forecasts and more frequent analysis of the issuer’s financial statements. In estimating the active credit reserve Ambac uses relevant credit-specific information obtained from its remediation efforts to supplement the statistical approach discussed above.

Case basis credit reserves are established for losses on insured obligations that have already defaulted. We believe our definition of case basis credit reserves differs from other financial guarantee industry participants. Our case reserves represent the present value of anticipated loss and loss expense payments expected over the estimated period of default. Loss and loss expenses consider defaulted debt service payments, estimated expenses associated with settling the claims and estimated recoveries under collateral and subrogation rights.

The primary assumptions impacting the estimate of loss reserves are the probability of default and severity of loss given a default. The probability of default assumption represents the percentage chance that a particular insured obligation will default over its remaining life. Probability of default assumptions are based upon rating agency studies of bond defaults given a particular asset class, rating and remaining tenor of an underlying obligation, modified as appropriate by Ambac’s experience and judgment. Severity of loss represents the amount of loss that would be incurred on a defaulted obligation due to the difference in the amount of net par guaranteed and the value of the related collateral and other subrogation rights. Loss severity estimates are based upon available evidence such as rating agency recovery rates with respect to debt obligations in the particular asset class, review of financial statements, collateral performance, and/or surveillance data such as collateral appraisals. However, when credits are in default or have specific attributes that warrant an adjustment, we typically develop a best estimate of the loss based upon transaction specific elements rather than a statistical loss as our knowledge is greater as to the ultimate outcome of these credits due to our surveillance and remediation activity.

For the active credit reserve component of our total reserves, as the probability of default for an individual credit increases and/or the severity of loss given a default increases, our loss reserve for that insured obligation will also increase. Political, economic or other unforeseen events could have an adverse impact on default probabilities and loss severities. Our experience has shown that credit deterioration and related changes in the default probabilities are generally gradual processes that typically occur over a long period of time. Nonetheless, downgrades to the underlying rating of a classified credit, particularly those individual credits with a large net par balance, could have a significant impact on our reserves. Case basis credit reserves are only sensitive to severity assumptions because the underlying financial obligation has already defaulted (that is, a 100% probability of default).

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Adjustments to our loss reserves may create volatility in our financial results in any given quarter or year. Loss reserve volatility will be a direct result of the credit performance of our insured portfolio including the number, size, asset classes and quality of credits included on our classified list. The number and severity of adversely classified credits depend to a large extent on transaction specific attributes, but will generally increase during periods of economic stress and decline during periods of economic stability. Due to the small number of credits and size of certain individual adversely classified credits, modest changes in underlying ratings or classifications can have a large impact on any quarter’s provision for losses and loss expenses. Furthermore, external influences on our transactions beyond our control may result in favorable or unfavorable development on our reserves. Historically Ambac has not ceded large percentages of outstanding exposures to our reinsurers, therefore, reinsurance recoveries have not had a significant effect on loss reserve volatility. The table below indicates the number of credits and net par outstanding for case and active credit reserves at June 30, 2007:

	Number of credits	Net par outstanding
Active credit reserves	46	$3,224 million
Case reserves	7	495 million

Totals	53	$3,719 million

Ambac has exposure to various bond types issued in the debt capital markets. Our experience has shown that for the majority of bond types, we have not experienced claims and therefore the estimate of loss severity has remained constant. However, for certain bond types, Ambac has loss experience that indicates that factors or events could have a material impact on the original estimate of loss severity. We have observed that, with respect to four bond types in particular, it is reasonably possible that a material change in actual loss severities could occur over time. These four bond types are healthcare institutions, aircraft lease securitizations known as Enhanced Equipment Trust Certificates (“EETC”), collateralized debt obligations (“CDOs”) and mortgage-backed and home equity securitizations. These four bond kinds represent 52% of our ever-to-date claim payments. Typically, bonds insured by Ambac in the healthcare sector are secured by revenues generated by a hospital enterprise. The value of a hospital and its ability to generate revenues are primarily impacted by the essentiality of that hospital enterprise to a particular community. For example, hospitals that do not have significant competition in a community generally have more stable collateral values than facilities in communities with significant competition. Intense competition in the global airline industry and high energy costs could adversely impact our EETC transactions. We currently do not have any exposure to EETC in our classified credit portfolio. Increases in residential mortgage defaults as a result of fraud, unemployment and/or personal bankruptcies could adversely impact residential real estate values and the probability of default and severity of loss for our transactions. As a result of our experience to date, we note that the mortgage-backed and home equity ultimate severities have been less than or equal to our current severity assumption. However, our past experience had been observed during a period of rising real estate values for much of the United States. When calculating modeled loss estimates for an insured CDO obligation, Ambac considers the unique attributes of the underlying collateral and transaction. It is reasonably possible that loss estimates for CDOs may increase as a result of increased probability of default and severity of loss of the underlying collateral; however Ambac’s exposure to CDOs in its classified credit portfolio is currently limited.

Currently, the credits that comprise our case basis credit reserves only include mortgage-backed and home equities from the four bond kinds discussed above. The case basis credit reserve for mortgage-backed and home equity transactions, was approximately $5.2 million at June 30, 2007.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Generally, severity assumptions are established within our ACR for entire asset classes and therefore represent an average severity of loss given a default. However, it is our experience that ultimate severity outcomes often vary from averages. Therefore, we have not provided reasonably possible negative scenarios for the severity assumption. The table below outlines the estimated impact on the June 30, 2007 consolidated loss reserve from reasonably possible increases in the probability of default estimate arising via an assumption of one full letter downgrade for each credit of the appropriate bond type that presently resides within the adversely classified credit listing.

(Dollars in millions) Category	Net Par Outstanding	Increase in Reserve Estimate
Transportation	$1,069	$134
Mortgage-backed and home equity	$1,319	$53
Health care	$472	$39

Ambac’s management believes that the reserves for losses and loss expenses are adequate to cover the ultimate net cost of claims, but the reserves are based on estimates and there can be no assurance that the ultimate liability for losses will not exceed such estimates.

Valuation of Financial Instruments. The fair market values of financial instruments held are determined by using independent market quotes when available and valuation models when market quotes are not available. Ambac’s financial instruments categorized as assets are mainly comprised of investments in fixed income securities and derivative contracts.

Investments in fixed income securities are accounted for in accordance with Statement of Financial Accounting Standards (“SFAS”) 115, “Accounting for Certain Investments in Debt and Equity Securities”. SFAS 115 requires that all debt instruments and certain equity instruments be classified in Ambac’s balance sheet according to their purpose and, depending on that classification, be carried at either cost or fair market value. The fair values of fixed income investments are based primarily on quoted market prices received from a nationally recognized pricing service or dealer quotes. For those fixed income investments where quotes were not available, fair values are based on internal valuation models. Key inputs to the internal valuation models include maturity date, coupon and generic yield curves for industry and credit rating characteristics that closely match those characteristics of the specific investment securities being valued. The valuation results from these models could differ materially from amounts that would actually be realized in the market. Approximately 1% of the investment portfolio was valued using internal valuation models at June 30, 2007 and December 31, 2006.

Ambac’s exposure to derivative instruments is created through interest rate, currency, total return and credit default swaps. These contracts are accounted for at fair value under SFAS 133 “Accounting for Derivative Instruments and Certain Hedging Activities,” as amended (“SFAS 133”). Fair value is determined based upon market quotes from independent sources, when available. When independent quotes are not available, fair value is determined using valuation models. These valuation models require market-driven inputs, including contractual

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

terms, credit spreads and ratings on underlying referenced obligations, yield curves and tax-exempt interest ratios. Due to the size of credits in our credit derivative portfolio, modest changes in factors that impact their fair value can have a large impact on any quarter’s mark-to-market gains or losses. Fair value of credit derivative contracts are primarily driven by the fair value of their underlying reference obligation and the primary drivers to changes to such fair values are credit and liquidity. So far in the third quarter of 2007, we have observed a continued lack of liquidity in the collateralized debt obligation market and as a result future mark-to-market losses may be greater than our historical experience. The net fair value of derivative contracts at June 30, 2007 and December 31, 2006 was $264 million and $352 million, respectively. This decrease in net asset value relates primarily to the unrealized mark-to-market loss on credit derivatives during the first half of 2007, along with a lower net fair value of derivative hedges caused by rising interest rates. Ambac uses both vendor-developed and proprietary models, based on the complexity of transactions. The selection of a model to value a derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. For derivatives that are less complex and trade in liquid markets, such as interest rate and currency swaps, we utilize vendor-developed models. For derivatives that trade in less liquid markets, such as credit derivatives on collateralized debt obligations and total return swaps, a proprietary model is used because such instruments tend to be more complex and pricing information is not readily available in the market. These models and the related assumptions are continuously re-evaluated by management and enhanced, as appropriate, based on improvements in modeling techniques.

In accordance with the Emerging Issues Task Force (“EITF”) Issue 02-3, “Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities” (“EITF 02-3”), recognition of a trading profit or loss at inception of a derivative transaction is prohibited unless fair value of that derivative is obtained from a quoted market price, supported by comparison to other observable market transactions, or based upon a valuation technique incorporating observable market data. Ambac defers trade date gains or losses on derivative transactions where the fair value is not determined based upon observable market transactions and market data. Management’s judgment is applied in recording adjustments to fair value that take into account various factors, including but not limited to, credit risk, future administration costs, the bid offer spread and illiquidity due to lack of market depth. The FASB issued SFAS 157, “Fair Value Measurements” in September 2006 which is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will supersede the guidance in EITF 02-3. Please refer to Note 9 of the Consolidated Financial Statements for further discussion on how SFAS 157 will impact derivative transaction gains and losses.

Results of Operations

The following paragraphs describe the consolidated results of operations of Ambac and its subsidiaries for the three and six months ended June 30, 2007 and 2006, and its financial condition as of June 30, 2007 and December 31, 2006.

Consolidated Net Income

Ambac’s net income for the three months ended June 30, 2007 was $173.0 million or $1.67 per diluted share, a decrease of $65.6 million or $0.55 per diluted share, compared to

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

$238.6 million, or $2.22 per diluted share in the three months ended June 30, 2006. Ambac’s income before income taxes was $232.1 million for the three months ended June 30, 2007, a decrease of 29% from income before income taxes of $327.0 million in the three months ended June 30, 2006. Of the $232.1 million of income before income taxes in the second quarter of 2007, $250.7 million was from Financial Guarantee, $5.8 million from Financial Services and $(24.4) million from Corporate, compared to $295.5 million, $50.8 million and $(19.3) million for Financial Guarantee, Financial Services and Corporate, respectively, in the second quarter of 2006. Corporate consists primarily of Ambac’s interest expense on its long-term debentures outstanding, partially offset by interest income on investments held at the parent company.

Financial Guarantee net income for the three months ended June 30, 2007 decreased primarily as a result of unrealized mark-to-market losses on credit derivative exposures driven primarily by the impact of market pricing of pooled debt obligations with significant amounts of sub-prime residential mortgage collateral, a higher provision for loss and loss expenses and higher underwriting and operating expenses, partially offset by higher net premiums earned, higher other income and higher net investment income. The Financial Services segment decrease in the second quarter of 2007 is primarily attributable to lower net realized gains, primarily from recoveries received from National Century Financial Enterprises, Inc. (“NCFE”) in the second quarter of 2006, lower derivative product revenue, and net mark-to-market losses on total return swaps.

Ambac’s net income for the six months ended June 30, 2007 was $386.4 million or $3.70 per diluted share, a decrease of $73.3 million compared to $459.7 million, or $4.28 per diluted share in the six months ended June 30, 2006. Ambac’s income before income taxes was $521.3 million for the six months ended June 30, 2007, a decrease of 17% from income before income taxes of $628.6 million in the six months ended June 30, 2006. Of the $521.3 million of income before income taxes in the six months ended June 30, 2007, $544.7 million was from Financial Guarantee, $22.0 million from Financial Services and $(45.4) million from Corporate, compared to $598.2 million, $69.8 million and $(39.4) million for Financial Guarantee, Financial Services and Corporate, respectively, in the six months ended June 30, 2006. Corporate consists primarily of Ambac’s interest expense on its long-term debentures outstanding, partially offset by interest income on investments held at the parent company.

Financial Guarantee net income for the six months ended June 30, 2007 decreased primarily as a result of the unrealized mark-to-market losses on credit derivative exposures mentioned above, lower other income from the 2006 sale of three aircraft from a defaulted enhanced equipment trust certificate transaction, and a higher provision for loss and loss expenses, partially offset by higher net premiums earned and higher net investment income. The Financial Services segment decrease in the six months of 2007 is primarily attributable to lower net realized gains as mentioned above, lower derivative product revenue, and lower net mark-to-market gains on total return swaps.

Included in the six months ended June 30, 2006 income before income taxes in the Financial Guarantee segment, is the impact from cancellations of the remaining reinsurance contracts with AXA Re Finance S.A. (“AXA Re”) and American Re-Insurance Company (“American Re”). The insured par that was recaptured as a result of the cancellation totaled approximately $3.9 billion. Included in ceded premiums written in Ambac’s Consolidated Statement of Operations is $37.0 million in returned premiums from the cancellation, of which $29.3 million was deferred. The difference, $7.7 million, included in net earned premiums, results from the difference between the negotiated amount of returned premiums and the

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

associated unearned premium remaining on the previously ceded portion of the underlying guarantees. The net impact of this cancellation to the Consolidated Statement of Operations amounted to approximately $3.1 million, $2.0 million after-tax.

Financial Guarantee Segment

Ambac provides financial guarantees in respect of debt obligations through its principal operating subsidiary, Ambac Assurance Corporation, as well as credit protection in the form of structured credit derivatives through Ambac Credit Products LLC, a wholly owned subsidiary of Ambac Assurance. Ambac provides these services in three principal markets: public finance, structured finance and international finance.

Ambac Assurance guaranteed $39.0 billion of gross par value bonds during the three months ended June 30, 2007, a decrease of 6% from $41.3 billion during the comparable prior year period. During the six months ended June 30, 2007, Ambac Assurance guaranteed $70.5 billion in par value debt obligations, a 1% increase from $69.8 billion in par value debt obligations guaranteed in the first six months of 2006.

The following table provides a breakdown of guaranteed net par outstanding by market sector at June 30, 2007 and December 31, 2006:

(Dollars in billions)	June 30, 2007	December 31, 2006
Public Finance	$293.5	$282.2
Structured Finance	176.9	162.6
International Finance	76.4	74.2

Total net par outstanding	$546.8	$519.0

The following tables provide a rating distribution of guaranteed net par outstanding based upon internal Ambac Assurance credit ratings at June 30, 2007 and December 31, 2006 and a distribution by bond type of Ambac Assurance’s below investment grade exposures at June 30, 2007 and December 31, 2006. Below investment grade is defined as those exposures with a credit rating below BBB-:

	Percentage of Guaranteed Portfolio(1)
	June 30, 2007	December 31, 2006
AAA	18%	16%
AA	20	20
A	41	43
BBB	20	20
Below investment grade	<1	1

Total	100%	100%

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Summary of Below Investment Grade Exposure (1)

Bond Type	June 30, 2007	December 31, 2006
(Dollars in millions)
Public Finance:
Transportation	$1,232	$1,264
Health care	436	404
General obligation	291	292
Tax-backed	134	134
University	30	69
Other	120	120

Total Public Finance	2,243	2,283

Structured Finance:
Mortgage-backed and home equity	1,140	848
Enhanced equipment trust certificates	632	950
Investor-owned utilities	558	509
Pooled debt obligations	69	90

Total Structured Finance	2,399	2,397

International Finance:
Transportation revenue	28	397
Public finance infrastructure	—	149
Other	37	40

Total International Finance	65	586

Grand Total	$4,707	$5,266

(1)	Internal Ambac credit ratings are provided solely to indicate the underlying credit quality of guaranteed obligations based on the view of Ambac Assurance. In cases where Ambac has insured multiple tranches of an issue with varying internal ratings, or more than one obligation of an issuer with varying internal ratings, a weighted average rating is used. Ambac credit ratings are subject to revision at any time and do not constitute investment advice. Ambac Assurance, or one of its affiliates, has insured the obligations listed and may also provide other products or services to the issuers of these obligations for which Ambac may have received premiums or fees.

The total number of credits with Ambac Assurance ratings below investment grade were 61 and 65 at June 30, 2007 and December 31, 2006, respectively. The increase in Structured Finance’s mortgage-backed and home equity category is due to the downgrade of three non sub-prime second lien transactions. The decrease in International Finance’s public finance infrastructure category is due to the refinancing of the Eurotunnel credit.

Structured Finance includes exposure to sub-prime residential mortgage-backed securities. Ambac has exposure to the sub-prime market through direct guarantees in our MBS portfolio, guarantees of collateralized debt obligations and, to a lesser extent, guarantees of bank sponsored multi-seller conduits that contain residential mortgage-backed securities (“RMBS”) in their collateral pool. Additionally, Ambac has issued a $3 billion commitment to provide a financial guarantee on a managed pool of CDO of asset-backed securities, mostly RMBS. Currently, this pool is primarily comprised of CDOs that were originated prior to 2006 (71%) and 83% of the pool is rated AA or better (48% rated AAA). Ambac will be afforded first loss protection consistent with other collateralized debt obligations noted below.

Sub-prime MBS Portfolio exposure:

Ambac insures tranches issued in RMBS, including transactions that contain risks to sub-prime borrowers. This means that we insure the RMBS from a given loss attachment point to the top of the capital structure. Recent downgrades by the major

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

independent rating agencies have been concentrated in the 2005-2006 vintage years of sub-prime transactions. The following tables provide details on vintage year and underlying credit rating of Ambac’s sub-prime RMBS book of business:

Vintage Year ($ In billions)	Total sub-prime RMBS net par outstanding at June 30, 2007
1998-2001	$1.3
2002	1.3
2003	2.5
2004	0.9
2005	1.6
2006	1.1
2007	0.6

Total	$9.3

% of Total MBS Portfolio	16.7%

Internal Ambac credit rating*	Percent of Sub-prime RMBS Portfolio
AAA	6%
AA	4%
A	41%
BBB	43%
BIG	6%

*	Internal Ambac credit ratings are provided solely to indicate the underlying credit quality of guaranteed obligations based on the view of Ambac Assurance. Ambac credit ratings are subject to revision at anytime and do not constitute investment advice. The insured RMBS in the BBB portion of the table are all relatively large senior tranches that reside at the top of the capital structure. Because of their size and position in the capital structure these tranches will produce significantly lower levels of loss severity, upon collateral default, than BBB-rated mezzanine tranches with similar collateral.

Sub-prime CDO exposure in Collateralized Debt Obligations:

Ambac’s RMBS exposure embedded in CDOs relate primarily to the asset class commonly referred to as CDO of asset backed securities or CDO of ABS. Ambac has established a minimum requirement for participation in these transactions to be a triple A rating from one or more of the major rating agencies. However, all existing transactions were executed at subordination levels that were well in excess of an initial rating agency triple A attachment point (i.e. the level of subordination that was initially required to achieve such rating). Ambac’s participation in CDO of ABS transactions is at the senior class in the capital structure. Our exposure to sub-prime RMBS embedded in CDO of ABS relates primarily to CDO of high-grade ABS transactions, but also includes mezzanine CDO of ABS transactions. Ambac’s exposures to CDO of ABS were $29.2 billion, of which $26.3 billion related to CDO of high-grade ABS.

High-grade CDO of ABS transactions are typically comprised of underlying RMBS collateral generally rated single A through triple A by one or more of the major rating agencies at the inception of the CDO. High-grade transactions contain a mix of sub-prime, mid-prime and prime mortgages. High-grade deals may contain components of other high-grade and mezzanine CDO exposure. These CDO components would also generally have single A

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

through triple A ratings. The higher investment grade ratings of the underlying collateral give rise to the term “high-grade.” Ambac’s CDO of high-grade ABS exposures have underlying collateral that consists of 39% sub-prime RMBS, 36% other RMBS and 13% mezzanine CDO exposures. The current ratings of the sub-prime RMBS collateral is 4% Aaa, 42% Aa, 50% A and 4% Baa.

Mezzanine CDO of ABS transactions are structured similar to high-grade transactions. The primary difference is that the underlying collateral exposure in a mezzanine transaction is comprised primarily of triple B rated tranches of sub-prime and mid-prime mortgages. Typically, mezzanine transactions require a more significant level of subordination to achieve triple A credit ratings because of the lower credit quality of the underlying collateral pool.

Ambac typically provides credit protection in connection with CDOs through credit default swaps that largely replicate the protection provided by financial guarantees. Credit default swaps are derivative contracts that are subject to mark to market accounting under generally accepted accounting principles even though the risks are similar to our insurance policies. Ambac has tailored its credit derivative contracts to contain certain provisions that are similar to our standard insurance contracts in order to mitigate certain liquidity risk that is inherent in standard credit derivative contracts. While derivative contracts generally provide for mark-to-market termination payments in the event a derivative transaction is terminated early, Ambac has typically limited these events to its own payment default or bankruptcy.

The two key liquidity risk mitigation terms are as follows:

•

“Pay as you go” in the event of a loss - The significant majority of our credit derivatives (post 2004), including all of our CDO of ABS contracts, are written as “pay-as-you-go”. Similar to an insurance policy execution, pay-as-you-go provides that we pay interest shortfalls on the referenced transaction as they are incurred on each scheduled payment date, but only pay principal shortfalls upon the earlier of (i) the date on which all of the assets designated to fund the referenced obligation have been disposed of and all proceeds of those assets have been fully distributed to note holders and (ii) the legal final maturity date of the referenced obligation. Unlike the dealer credit derivative contract, our contracts do not give the buyer of protection the option of physical settlement.

•

No collateral posting - No credit derivative transaction executed after August 2002 in connection with a CDO transaction includes ratings based collateral triggers or otherwise require Ambac to post collateral regardless of its ratings or the size of the mark to market.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Public Finance:

Public Finance bond obligations par value written was $14.7 billion for the three months ended June 30, 2007, which was 18% higher than $12.5 billion of par value written in the three months ended June 30, 2006. During the six months ended June 30, 2007 par value written was $28.6 billion, which was 28% higher than $22.4 billion of par value written in the six months ended June 30, 2006. The increases were primarily due to higher overall market issuance, which were up 13% and 28% for the three and six months ended June 30, 2007, respectively, partially offset by a lower percentage of bonds issued with financial guarantee insurance. The overall market issuance for the six months of 2007 was driven by both the new money (up 21%) and refundings (up 59%) components of the market. Ambac’s market share was 20.5% and 22.3% for the three and six months ended June 30, 2007, compared to 26.5% and 24.1% for the three and six months ended June 30, 2006.

The table below shows the percentage, by bond type, of new Public Finance business gross par guaranteed by Ambac Assurance during the six months of 2007 and the full year 2006.

New Business Guaranteed by Bond Type

Bond Type	Year-to-Date 2007	Full Year 2006
Public Finance:
Lease and tax-backed revenue	28%	34%
General obligation	28%	24%
Utility revenue	15%	11%
Health care revenue	10%	10%
Higher education	8%	9%
Transportation revenue	7%	6%
Housing revenue	3%	4%
Other	1%	2%

Total Public Finance	100%	100%

Structured Finance:

Structured Finance obligations par value written was $19.4 billion for the three months ended June 30, 2007, which was 10% lower than $21.6 billion of par value written in the three months ended June 30, 2006. During the six months ended June 30, 2007, par value written was $34.5 billion, 11% lower compared to $38.7 billion in the six months ended June 30, 2006. The decreases in Structured Finance obligations guaranteed for the three and six months ended June 30, 2007 were primarily due to lower structured insurance, partially offset by higher pooled debt obligations and higher mortgage-backed and home equity securitizations.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

The table below shows the percentage, by bond type, of new Structured Finance business gross par guaranteed by Ambac Assurance during the six months of 2007 and the full year 2006.

New Business Guaranteed by Bond Type

Bond Type	Year-to-Date 2007	Full Year 2006
Structured Finance:
Pooled debt obligations	43%	33%
Mortgage-backed and home equity	32%	30%
Asset-backed and conduits	18%	25%
Investor-owned utilities	4%	4%
Student loan	3%	5%
Other	<1%	3%

Total U.S. Structured Finance	100%	100%

International Finance:

International Finance bond obligations par value written was $4.9 billion for the three months ended June 30, 2007, which was 33% lower than $7.3 billion of par value written for the three months ended June 30, 2006. During the six months ended June 30, 2007, par value written was $7.5 billion, which was 13% lower than $8.6 billion of par value written for the six months ended June 30, 2006. The decreases in International Finance obligations guaranteed during the three and six months ended June 30, 2007 were primarily due to lower sovereign/sub-sovereign obligations, pooled debt obligations and investor-owned and public utility obligations, partially offset by higher asset-backed and conduits and higher mortgage-backed securitizations.

The table below shows the percentage, by bond type, of new International Finance business gross par guaranteed by Ambac Assurance during the six months of 2007 and the full year 2006.

New Business Guaranteed by Bond Type

Bond Type	Year-to-Date 2007	Full Year 2006
International Finance:
Asset-backed and conduits	42%	25%
Pooled debt obligations	23%	36%
Investor-owned and public utilities	12%	12%
Mortgage-backed and home equity	10%	3%
Sovereign/sub-sovereign	5%	15%
Transportation	3%	6%
Other	5%	3%

Total International Finance	100%	100%

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Gross Premiums Written. Gross premiums written for the three and six months ended June 30, 2007 were $261.1 million and $511.0 million, respectively, a decrease of $52.4 million or 17% from $313.5 million in the three months ended June 30, 2006 and a decrease of $21.6 million or 4% from $532.6 million in the six months ended June 30, 2006.

Up-front premiums written during the three and six months ended June 30, 2007 were $125.8 million and $238.1 million, respectively, a decrease of 27% from $173.4 million in the three months ended June 30, 2006 and a decrease of 12% from $270.2 million in the six months ended June 30, 2006. Up-front premiums written in the second quarter of 2007 saw decreases in both Public and International Finance sector, partially offset by a slight gain in the Structured Finance sector. The first six months of 2007 saw decreases in both Structured and International Finance, partially offset by an increase in Public Finance.

Installment premiums written for the three and six months ended June 30, 2007 were $135.3 million and $272.9 million, respectively, a decrease of 3% from $140.1 million in the three months ended June 30, 2006, and an increase of 4% from $262.4 million in the six months ended June 30, 2006. Installment premiums written in the second quarter of 2007 saw decreases in Structured Finance and International Finance, partially offset by an increase in Public Finance, while the first six months of 2007 saw increases in all three market sectors - Public, Structured and International Finance.

The following table sets forth the amounts of gross premiums written by type for the three and six months ended June 30, 2007 and 2006:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Public Finance:
Up-front	$105.0	$116.6	$211.1	$201.0
Installment	6.7	6.3	15.0	14.2

Total Public Finance	111.7	122.9	226.1	215.2

Structured Finance:
Up-front	11.9	11.5	16.3	16.8
Installment	75.6	78.7	154.5	152.2

Total Structured Finance	87.5	90.2	170.8	169.0

International Finance:
Up-front	8.9	45.3	10.7	52.4
Installment	53.0	55.1	103.4	96.0

Total International Finance	61.9	100.4	114.1	148.4

Total	$261.1	$313.5	$511.0	$532.6

Total up-front	$125.8	$173.4	$238.1	$270.2
Total installment	135.3	140.1	272.9	262.4

Total	$261.1	$313.5	$511.0	$532.6

Reinsurance. Ambac Assurance’s reinsurance program is principally comprised of a surplus share treaty and facultative reinsurance. The surplus share treaty requires Ambac Assurance to cede covered transactions while affording Ambac Assurance the flexibility to cede par amounts of such transactions within a predefined range. Management uses facultative reinsurance to cede risks in amounts greater than the maximums that can be ceded under the surplus share treaty and risks which are excluded from the surplus share treaty. Ceded

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

premiums written for the three and six months ended June 30, 2007 were $28.4 million and $57.9 million, respectively, a decrease of $29.3 million or 51% from $57.7 million in the three months ended June 30, 2006 and an increase of $8.9 million or 18% from $49.0 million in the six months ended June 30, 2006.

Included in ceded premiums written in the six months ended June 30, 2006 is $37.0 million in return premiums from reinsurance contracts that were cancelled. Excluding the return premiums from the six months ended June 30, 2006, ceded premiums written were $86.0 million. For the six months ended June 30, 2007, ceded premiums written decreased 33% compared with the six months ended June 30, 2006 after excluding the return premiums. Ceded premiums as a percentage of gross premiums written were 10.9% and 18.4% for the second quarter of 2007 and 2006. Ceded premiums (exclusive of the return premiums) as a percentage of gross premiums written were 11.3% and 16.2% for the six months ended June 30, 2007 and 2006, respectively. The decline in ceded written premiums as a percentage of gross written premiums written for the quarter and six months ended June 30, 2007 (exclusive of the return premiums) was attributable to the underwriting of larger public finance and international transactions during the quarter ended June 30, 2006.

Net Premiums Earned and Other Credit Enhancement Fees. Net premiums earned and other credit enhancement fees for the three and six months ended June 30, 2007 were $238.3 million and $469.9 million, an increase of 6% from $225.0 million for the three months ended June 30, 2006 and an increase of 8% from $433.4 million for the six months ended June 30, 2006. The increases were primarily the result of higher refundings and calls of previously insured obligations and other accelerations, such as reinsurance cancellations, (collectively referred to as “accelerated earnings”), higher normal premiums earned (which is defined as net premiums earned less accelerated earnings and reconciled to total net premiums earned in the table below) and higher other credit enhancement fees.

The following table provides a breakdown of net premiums earned by market sector and other credit enhancement fees:

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Millions)	2007	2006	2007	2006
Public Finance	$59.1	$58.1	$117.4	$114.0
Structured Finance	74.0	70.6	145.8	139.9
International Finance	44.9	44.8	91.0	88.9

Total normal premiums earned	178.0	173.5	354.2	342.8
Accelerated earnings	43.0	37.3	82.8	62.3

Total net premiums earned	221.0	210.8	437.0	405.1
Other credit enhancement fees	17.3	14.2	32.9	28.3

Total net premiums earned and other credit enhancement fees	$238.3	$225.0	$469.9	$433.4

Premium earnings under both the upfront and installment revenue recognition methods are in proportion to the principal amount guaranteed and result in higher premium earnings during periods where guaranteed principal is higher. However, given the same underlying attributes of an insured obligation such as tenor, gross premium amount, and amortization schedule, the timing of revenue recognition may differ for premiums collected upfront versus premiums collected in installments. When an issue insured by Ambac Assurance has been refunded or called, any remaining unearned premium (net of refunding credits, if any) is earned at that time. The level of refundings or calls vary, depending upon a number of conditions,

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

primarily the relationship between current interest rates and interest rates on outstanding debt. Earnings on refundings typically relate to transactions where the premium was paid up-front at the inception of the policy. Accelerated earnings also include the difference between negotiated return premiums and the associated unearned premium on reinsurance cancellations. Net premiums earned during the three and six months ended June 30, 2007 included $43.0 million and $82.8 million, respectively, from accelerated earnings as compared to $37.3 million and $62.3 million for the three and six months ended June 30, 2006, respectively. The following table provides a breakdown of accelerated earnings:

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Millions)	2007	2006	2007	2006
Public Finance	$31.6	$23.9	$65.2	$39.6
Structured Finance	4.2	10.0	5.1	11.5
International Finance	7.2	3.4	12.5	3.5
Reinsurance Cancellations	—	—	—	7.7

Total accelerated earnings	$43.0	$37.3	$82.8	$62.3

Normal net premiums earned increased 3% from $173.5 million in the second quarter of 2006 to $178.0 million in the second quarter of 2007. Normal net premiums earned for the six months ended June 30, 2007 were $354.3 million, an increase of 3% from $342.8 million in the six months ended June 30, 2006. Normal net premiums earned for the three months ended June 30, 2007 increased 2% for Public, 5% for Structured, and <1% for International Finance, respectively, from the three months ended June 30, 2006. Normal net premiums earned for the six months ended June 30, 2007 increased 3% for Public Finance, 4% for Structured Finance and 2% for International Finance, from the six months ended June 30, 2006. Public Finance normal earned premium growth has been negatively impacted by the high level of refunding activity over the past two years, competitive pricing and the mix of business underwritten in recent periods. The growth in normal earned premiums in Structured Finance was driven by strong business production in asset classes such as pooled debt obligations and commercial asset-backed securities over the past several quarters. The decrease in the level of growth in International Finance normal earned premium has resulted from deal terminations and a slow down in deal closings in 2007 relative to the prior year.

Other credit enhancement fees, which is primarily comprised of fees received from the structured credit derivatives product were $17.3 million and $32.9 million for the three and six months ended June 30, 2007, respectively, an increase of 22% from $14.2 million in the three months ended June 30, 2006 and an increase of 16% from $28.3 million in the six months ended June 30, 2006. The increases are primarily due to higher domestic credit derivative writings.

Net Investment Income. Net investment income for the three and six months ended June 30, 2007 was $113.2 million and $225.3 million, increases of 8% from $104.5 million in the three months ended June 30, 2006 and an increase of 9% from $206.2 million in the six months ended June 30, 2006. The increases were primarily attributable to the growth of the investment portfolio resulting from the positive operating cash flows of the Financial Guarantee book of business (primarily premiums written and coupon receipts on invested assets). Investments in tax-exempt securities amounted to 77% and 74% of the total fair value of the Financial Guarantee portfolio as of June 30, 2007 and June 30, 2006, respectively. The average pre-tax yield-to-maturity on the investment portfolio was 4.61% at June 30, 2007 compared with 4.63% at June 30, 2006.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Net Mark-to-Market (Losses) Gains on Credit Derivative Contracts. Net mark-to-market (losses) on credit derivative contracts for the three and six months ended June 30, 2007 were ($56.9) million and ($62.0) million, respectively, compared to net mark-to-market gains of $5.4 million and $7.3 million in the three and six months ended June 30, 2006, respectively. During the second quarter of 2007, a net mark-to-market loss was recorded related to collateralized debt obligations of asset-backed securitizations (“CDO of ABS”) containing sub-prime mortgage-backed securities as collateral. The negative mark-to-market is driven by current market concerns over the most recent vintages of sub-prime residential mortgage-backed securities and the recent lack of liquidity in collateralized debt obligations of the asset–backed security market resulting in a reduction in market-quoted prices. Ambac’s exposure on those transactions all attach at levels senior to the triple-A attachment points as established by the rating agencies. There were no realized net losses paid on credit derivatives for the three and six months ended June 30, 2007 and 2006. At the end of July 2007, we have noted a continued widening of credit spreads across the credit derivative portfolio, particularly CDO of ABS and collateralized loan obligations, resulting in additional mark-to-market unrealized losses.

Other Income. Other income for the three and six months ended June 30, 2007 was $5.6 million and $8.5 million, respectively, compared to other income of $3.5 million and $32.4 million for the three and six months ended June 30, 2006, respectively. During the first quarter of 2006, Ambac Assurance sold three aircraft from a previously reported defaulted enhanced equipment trust certificate. The gain on the sale amounted to $25.0 million. Also included within other income are structuring fee revenues for the three and six months ended June 30, 2007 of approximately $0.4 million and $1.1 million, respectively, compared to $0.9 million and $1.1 million in the three and six months ended June 30, 2006, respectively. Structuring fees are negotiated for certain domestic and international structured finance transactions, typically collected at inception of the transactions, and are earned ratably over the life of the transactions. Ambac has approximately $14.4 million and $14.8 million of deferred structuring fees included in “Other liabilities” on the Consolidated Balance Sheets as of June 30, 2007 and December 31, 2006, respectively.

Loss and Loss Expenses. Loss and loss expenses are based upon estimates of the aggregate losses inherent in the non-derivative financial guarantee portfolio as of the reporting date. Loss and loss expenses for the three and six months ended June 30, 2007 were $17.1 million and $28.5 million, respectively, compared to $12.8 million and $12.9 million for the three and six months ended June 30, 2006. The increased loss provisions in 2007 are primarily the result of increases for domestic transportation and residential mortgage-backed security sectors, partially offset by a reduction in the remaining Public Finance portfolio due to improved financial conditions.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

The following table summarizes the changes in the total net loss reserves for the six months ended June 30, 2007 and the year-ended December 31, 2006:

(Dollars in millions)	June 30, 2007	December 31, 2006
Beginning balance of net loss reserves	$215.0	$300.6
Provision for losses and loss expenses	28.5	20.0
Losses paid	(15.5)	(126.2)
Recoveries of losses paid from reinsurers	0.4	3.9
Other recoveries, net of reinsurance	22.6	16.7

Ending balance of net loss reserves	$251.0	$215.0

The following tables provide details of net losses paid, net of recoveries received for the six months ended June 30, 2007 and 2006 and gross case basis credit reserves and total gross loss reserves at June 30, 2007 and December 31, 2006:

(Dollars in millions)	June 30, 2007	June 30, 2006
Net losses paid (recovered):
Public Finance	$(7.9)	$5.9
Structured Finance	(0.9)	23.0
International Finance	1.2	(1.1)

Total	$(7.6)	$27.8

	June 30, 2007		December 31, 2006
(Dollars in millions)	Gross Case Basis Reserves(1)(2)	Total Loss Reserves(3)	Gross Case Basis Reserves(1)(2)	Total Loss Reserves
Public Finance	$50.6	$229.1	$45.7	$195.0
Structured Finance	5.3	30.5	(0.2)	21.6
International Finance	(3.8)	(3.8)	2.0	3.5

Total	$52.1	$255.8	$47.5	$220.1

(1)

Ambac discounts estimated net payments using discount rates that approximate the average taxable equivalent yield on our investment portfolio. Discount rates applied to case basis credit reserves were 4.5% at June 30, 2007 and at December 31, 2006.

(2)	Reinsurance recoverables on case basis credit reserves were $4.9 million and $5.0 million at June 30, 2007 and December 31, 2006, respectively.
(3)

Included in the calculation of active credit reserves at June 30, 2007 and December 31, 2006 was the consideration of $11.9 million and $6.9 million, respectively, of reinsurance which would be due to Ambac Assurance from the reinsurers, upon default of the insured obligations.

Active credit reserves were $203.7 million and $172.6 million at June 30, 2007 and December 31, 2006, respectively. The active credit reserve at June 30, 2007 and December 31, 2006 was comprised of 46 and 55 credits with net par outstanding of $3,223.6 million and $3,831 million, respectively. The decrease in net par outstanding of credits within the active credit reserve was driven primarily by exposure paydowns and transfers to case basis credit reserves, offset by downgrades in the non sub-prime residential mortgage-backed security sector. During the second quarter of 2007, one sub-prime residential mortgage-backed transaction defaulted. Net par outstanding for this transaction was $5.0 million at June 30, 2007.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Case basis credit reserves at June 30, 2007 and December 31, 2006 were comprised of 7 credits, with net par outstanding of $495.2 million and $668.4 million, respectively. The decrease in case basis credit reserves net par is primarily due to the refinancing of the Eurotunnel credit, which was finalized during the second quarter 2007 and recoveries were received related to claim payments previously paid.

At June 30, 2007, the expected future claim payments on credits that have already defaulted, totaled $195.4 million. Related future payments are $5.4 million, $0.3 million, $0.3 million, $1.5 million and $2.8 million for the remainder of 2007, 2008, 2009, 2010 and 2011, respectively.

Please refer to the “Critical Accounting Policies and Estimates” section of this Management’s Discussion and Analysis and to Note 3 of the Consolidated Financial Statements for further background information on loss reserves, our policy and for further explanation of potential changes.

Underwriting and Operating Expenses. Underwriting and operating expenses for the three and six months ended June 30, 2007 were $33.4 million and $69.8 million, respectively, an increase of 5% from $31.9 million in the three months ended June 30, 2006 and was flat compared to $69.7 million in the six months ended June 30, 2006. Underwriting and operating expenses consist of gross underwriting and operating expenses, less the deferral to future periods of expenses and reinsurance commissions related to the acquisition of new insurance contracts, plus the amortization of previously deferred expenses and net reinsurance commissions. The following table provides details of underwriting and operating expenses for the three and six months ended June 30, 2007 and 2006:

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Millions)	2007	2006	2007	2006
Gross underwriting and operating expenses	$48.9	$45.5	$98.1	$98.3
Net reinsurance commissions received (1)	(7.5)	(14.4)	(15.6)	(10.9)
Operating expenses and reinsurance commissions deferred (1)	(18.0)	(12.0)	(35.6)	(34.3)
Amortization of previously deferred expenses (1)	10.0	12.8	22.9	16.6

Underwriting and operating expenses	$33.4	$31.9	$69.8	$69.7

(1)	The 2006 cancellations of reinsurance contracts disclosed above impacted net reinsurance commissions received by ($10.3) million and the amortization of previously deferred expenses by $8.1 million.

The increase in gross underwriting expenses for the three months ended June 30, 2007 was primarily due to the acceleration of stock compensation expense recognized for grants which vested during the quarter. Gross underwriting expenses for the six months ended June 30, 2007 and 2006 remained fairly consistent year over year.

Financial Guarantee Exposure Draft (“ED”). On April 18, 2007, the FASB issued an ED for public comment entitled “Accounting for Financial Guarantee Insurance Contracts”, an interpretation of SFAS 60 “Accounting and Reporting by Insurance Enterprises”. The proposals contained within the ED are not considered final accounting guidance until the FASB completes its public due process procedures, which is expected to conclude in the first quarter 2008. The FASB’s due process procedures include obtaining the comments from its constituency, including preparers of financial statements, users of financial statements such as investors and

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

rating agencies, and other interested parties such as auditors and regulators. The comment period ended on June 18, 2007 and a roundtable with interested parties is expected to be held in 2007.

Under the ED, Ambac would be required to recognize premium revenue, for both upfront and installment paying policies, in proportion to the insured contractual principal and interest payments made by the issuer of the insured financial obligation, rather than being recognized over the term of each maturity for upfront paying policies, or over the installment period for such policies. This change would generally result in a volatile revenue recognition pattern over the life of the insured obligation as premium would only be recognized as the insured obligation’s principal or interest is paid. Furthermore, for certain bonds such as investor-owned utilities, CDOs and many other types of asset-backed securities that do not have periodic payments, this change would result in significantly slower revenue recognition. The volatility would be most evident for insured securities whereby the principal payments are made at maturity but would also impact insured securities with customized amortization schedules. Furthermore, the majority of our insured public finance book of business has semi-annual principal and interest payments, which would cause uneven revenue recognition throughout each calendar year. For installment paying policies, the ED requires that the discount, equating to the difference between gross installment premiums and the present value of installment premiums, be recognized as investment income rather than premiums.

While certain provisions of the ED are still being analyzed, Ambac believes that the cumulative effect of initially applying the revenue recognition provisions of this ED to our upfront paying policies would be material to our financial statements. Additionally, the revenue recognition for insurance transactions originated after the standard’s effective date would be materially different than our current premium revenue recognition methodology. Ambac continues to evaluate the implications of the ED with regard to income recognition on installment paying policies, claim liabilities and deferred acquisition costs on its financial statements.

Financial Services Segment

Through its Financial Services subsidiaries, Ambac provides financial and investment products including investment agreements, funding conduits, interest rate swaps, currency swaps and total return swaps. The investment agreement business is managed with the goal of closely matching the cash flows of the investment agreement liabilities with the cash flows of the related investment portfolio. To achieve this goal, derivative contracts may be used. The primary activities in the derivative products business are intermediation of interest rate and currency swap transactions and taking total return swap positions on certain fixed income obligations. Most of the swap intermediation is done on a fully hedged basis with the exception of certain municipal interest rate swaps that are not hedged for the basis difference between taxable and tax-exempt interest rates. As such, changes in the relationship between taxable and tax-exempt interest rates will result in mark-to-market gains or losses.

Revenues. Revenues for the three and six months ended June 30, 2007 were $110.0 million and $228.5 million, a decrease of 24% from $144.6 million in the three months ended June 30, 2006 and a decrease of 6% from $242.2 million in the six months ended June 30, 2006.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

The following table provides a breakdown of Financial Services revenues for the three and six months ended June 30, 2007 and 2006:

(Dollars in Millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Investment income	$107.9	$98.1	$213.9	$180.0
Derivative products	2.5	3.3	6.1	8.0
Net realized investment gains	0.3	41.7	6.5	47.2
Net mark-to-market (losses) gains on total return swaps	(1.0)	1.8	2.2	7.1
Net mark-to-market (losses) gains on non-trading derivative contracts	0.3	(0.3)	(0.2)	(0.1)

Total Financial Services revenue	$110.0	$144.6	$228.5	$242.2

The increase in investment income for the three and six months ended June 30, 2007 was driven by higher rates on a larger portfolio of floating rate investments in the investment agreement business. The total return swap portfolio has experienced net mark-to-market losses for the second quarter of 2007 and lower net mark-to-market gains for the six months ended June 30, 2007 as a result of credit spread widening relative to the three and six months ended June 30, 2006.

Prior to 2004, realized losses included an impairment write-down of $150.2 million related to asset-backed notes issued by National Century Financial Enterprises, Inc (“NCFE”). These notes, which were backed by health care receivables and rated triple-A until October 25, 2002, defaulted and NCFE filed for protection under Chapter 11 of the U.S. Bankruptcy Code in November 2002. The loss was specific to the NCFE notes and had no impact on other investments held. Ambac has received cash recoveries of $90.3 million through June 30, 2007 resulting from distributions under the NCFE Bankruptcy Plan, payments made by a trust created under the Plan and litigation settlements. Included in those recoveries are $0 and $6.2 million received during the three and six months ended June 30, 2007, respectively, compared to $38.2 million and $44.1 million received during the three and six months ended June 30, 2006, respectively.

Expenses. Expenses for the three and six months ended June 30, 2007 were $104.2 million and $206.5 million, respectively, up 11% from $93.8 million in the three months ended June 30, 2006 and up 20% from $172.4 million in the six months ended June 30, 2006. Included in the above are interest expenses related to investment and payment agreements of $101.1 million and $200.1 million for the three and six months ended June 30, 2007, respectively, and $90.5 million and $165.5 million for the three and six months ended June 30, 2006, respectively. The increase was primarily related to higher rates on a larger portfolio of floating rate investment agreements, partially offset by runoff of fixed rate investment agreements.

Corporate Items

Interest Expense. Interest expense for the three and six months ended June 30, 2007 was $22.1 million and $41.4 million, respectively, up 13% from $19.5 million in the three months ended June 30, 2006 and up 6% from $39.0 million in the six months ended June 30, 2006. The increase is primarily attributable to the completed public offering of $400 million aggregate principal amount of Directly Issued Subordinated Capital Securities (the “DISCs”) on February 12, 2007, partially offset by the October 2006 redemption of Ambac’s $200 million 7% debentures.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Provision for Income Taxes. Income taxes for the three and six months ended June 30, 2007 were at an effective rate of 25.4% and 25.9%, respectively, compared to 27.0% and 26.9% for the three and six months ended June 30, 2006, respectively. The decreases in the effective tax rates for the three and six months ended June 30, 2007 is primarily due to a decrease in taxable underwriting profits as compared to tax-exempt income.

Liquidity and Capital Resources

Ambac Financial Group, Inc. Liquidity. Ambac’s liquidity, both on a short-term basis (for the next twelve months) and a long-term basis (beyond the next twelve months), is largely dependent upon: (i) Ambac Assurance’s ability to pay dividends or make other payments to Ambac; and (ii) external financings. Pursuant to Wisconsin insurance laws, Ambac Assurance may pay dividends, provided that, after giving effect to the distribution, it would not violate certain statutory surplus, solvency and asset tests. Based upon this test, the maximum amount that will be available during 2007 for payment of dividends without regulatory approval by Ambac Assurance is $370.0 million. Additionally, no quarterly dividend may exceed the dividend paid in the corresponding quarter of the preceding year by more than 15% without notifying the Wisconsin Insurance Commissioner 30 days in advance of payment. Ambac Assurance paid dividends of $95.1 million and $68.0 million during the six months ended June 30, 2007 and 2006. Ambac sought and obtained regulatory approval with respect to the dividends paid in each of the first and second quarters of 2007, which exceeded by more than 15% the dividends paid in the first and second quarters of 2006, respectively.

Pursuant to a tax sharing agreement, Ambac’s subsidiaries are included in Ambac’s consolidated Federal income tax return. The agreement provides for the determination of tax expense or benefit based upon the contribution of Ambac’s subsidiaries to Ambac’s consolidated Federal income tax liability. The tax liability is settled quarterly, with a final settlement taking place after the filing of the consolidated Federal income tax return.

Ambac’s principal uses of liquidity are for the payment of its operating expenses, income taxes, interest on its debt, dividends on its shares of common stock, purchases of its common stock in the open market and capital investments in its subsidiaries.

Based on the amount of dividends that it expects to receive from Ambac Assurance and other subsidiaries during 2007, management believes that Ambac will have sufficient liquidity to satisfy its needs over the next twelve months, including the ability to pay dividends on its common stock in accordance with its dividend policy. Beyond the next twelve months, Ambac Assurance’s ability to declare and pay dividends to Ambac may be influenced by a variety of factors including adverse market changes, insurance regulatory changes and changes in general economic conditions. Consequently, although management believes that Ambac will continue to have sufficient liquidity to meet its debt service and other obligations over the long term, no guarantee can be given that Ambac Assurance will be able to dividend amounts sufficient to pay all of Ambac’s operating expenses, debt service obligations and dividends on its common stock.

A subsidiary of Ambac Financial Group provides a $360 million liquidity facility to a reinsurance company which acts as reinsurer with respect to a portfolio of life insurance

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

policies. The liquidity facility, which is guaranteed by Ambac Assurance, provides temporary funding in the event that the reinsurance company’s capital is insufficient to make payments under the reinsurance agreement. The reinsurance company is required to repay all amounts drawn under the liquidity facility. No amounts have been drawn under this facility at June 30, 2007.

Ambac Assurance Liquidity. The principal uses of Ambac Assurance’s liquidity are the payment of operating expenses, claim payments, reinsurance premiums, taxes, dividends to Ambac and capital investments in its subsidiaries. Management believes that Ambac Assurance’s operating liquidity needs can be funded exclusively from its operating cash flow. The principal sources of Ambac Assurance’s liquidity are gross premiums written, scheduled investment maturities, net investment income and receipts from credit derivatives.

Financial Services Liquidity. The principal uses of liquidity by Financial Services subsidiaries are payment of investment and payment agreement obligations pursuant to defined terms, net obligations under interest rate, total return and currency swaps, operating expenses and income taxes. Management believes that its Financial Services liquidity needs can be funded from its operating cash flow, the maturity of its invested assets and from time to time, by short-term inter-company loans and repurchase agreement transactions. The principal sources of this segment’s liquidity are proceeds from issuance of investment agreements, net investment income, maturities of securities from its investment portfolio (which are invested with the objective of closely matching the cash flows of its obligations under the investment agreements) and net receipts from interest rate, currency and total return swaps. The investment objectives with respect to investment agreements are to achieve the highest after-tax total return, subject to a minimum average quality rating of AA on invested assets, and to maintain a liquid floating rate investment portfolio, which includes short-term investments, to minimize interest rate and liquidity risk. As of June 30, 2007, the investment agreement business floating rate investment portfolio approximates $6.5 billion or 85% of the investment portfolio related to the investment agreement business.

Investment agreements subject Ambac to liquidity risk associated with unscheduled withdrawals of principal allowed by the terms of the investment agreements. Ambac manages liquidity risk by characterizing our investment agreements into two broad categories, contingent and fixed. Contingent draw transactions include contractual provisions that allow the investor to withdraw principal and require minimal notice to Ambac. The vast majority of these investment agreements can only be drawn in the event that well-defined, observable events have occurred, primarily credit events. As of June 30, 2007, approximately $4.5 billion relates to contingent draw investment agreements. In addition, many of these contracts contain lock-out periods where unscheduled withdrawals are restricted and provisions which compensate Ambac for break-costs resulting from early withdrawal. As of June 30, 2007, approximately $0.7 billion of contingent draw investment agreements include provisions where our counterparty has the option to withdraw funds prior to maturity during 2007. Fixed draw investment agreements have few provisions for unscheduled withdrawals, however, if permitted, the events triggering the withdrawal are deemed to be remote, require advance notification to Ambac and most often include provisions that compensate Ambac for break costs. As of June 30, 2007, approximately $3.2 billion relates to fixed draw investment agreements, of which $1.6 billion include provisions where under remote circumstances our counterparty has the ability to withdraw funds during 2007.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Credit Ratings and Collateral. Downgrades in Ambac Assurance’s triple-A financial strength rating would adversely affect Ambac’s ability to compete for business. Credit ratings are an important component of a financial institutions’ ability to compete in the financial guarantee, derivative, investment agreement and structured transaction markets. In the event that Ambac Assurance is downgraded, Ambac may be required to post incremental collateral to its investment agreement and derivative counterparties, introducing liquidity risk. In addition, most investment agreements provide certain remedies, including a termination of the investment agreement contract in the event of a downgrade of Ambac Assurance’s credit rating, typically to A1 by Moody’s or A+ by S&P. In most cases Ambac is permitted to post collateral or otherwise enhance its credit, prior to an actual draw on the investment agreement.

The financial services business executes a range of interest rate and cross-currency swaps to reduce the market risk on investment agreements with Ambac’s derivatives subsidiary, Ambac Financial Services, LLC. In addition, Ambac Financial Services provides interest rate and currency swap transactions for states, municipalities, asset-backed issuers and other entities in connection with their financings. Ambac Financial Services offsets most of the interest rate and currency risks in these instruments and incorporates these transactions under standardized derivative documents including collateral support agreements. Under these agreements, Ambac could be required to post collateral to a swap dealer in the event unrealized losses exceed a predetermined threshold amount. Ambac has posted collateral of $0.7 million under these contracts at June 30, 2007. Conversely, Ambac could receive collateral from the counterparty in the event unrealized gains exceed a predetermined threshold. Ambac has received collateral of $245.3 million under these contracts at June 30, 2007. The thresholds afforded Ambac by the swap dealer would be reduced in the event of a downgrade of Ambac’s credit rating. The reduction in the threshold could result in Ambac posting additional amounts of collateral to the counterparty.

Ambac Capital Services enters into total return swaps and Ambac Credit Products enters into credit derivative contracts. All of our total return swaps and a small portion of our credit derivatives have collateral support agreements. In addition, a downgrade of our financial strength rating below specified levels would allow credit derivative counterparties to terminate certain agreements, resulting in a possible payment of a settlement amount or we would have to pledge collateral for the benefit of the counterparty. At June 30, 2007, Ambac has not pledged collateral under any of its credit derivative or total return swap contracts.

Ambac manages this liquidity risk through the maintenance of liquid collateral and bank liquidity facilities. Additionally, Ambac generally has the right to re-hypothecate collateral that it receives under derivative contracts to counterparties.

Credit Facilities. On July 30, 2007, Ambac and Ambac Assurance, as borrowers, extended its $400 million five year unsecured, committed revolving credit facility (the “Credit Facility”) with a group of highly rated banks (the “Banks”) from July 28, 2011 to July 30, 2012. The Credit Facility provides for borrowings by Ambac and Ambac Assurance on a revolving basis up to an aggregate of $400 million at any one time outstanding, which maximum amount may, at Ambac’s and Ambac Assurance’s request and subject to the terms and conditions of the facility, be increased up to $500 million.

Ambac and/or Ambac Assurance may borrow under the Credit Facility for general corporate purposes, including the payment of claims. Subject to the terms and conditions

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

thereof, Ambac and/or Ambac Assurance may borrow under the Credit Facility until the final maturity date. Loans may be denominated in U. S. Dollars or certain other currencies at the option of Ambac and/or Ambac Assurance. Ambac and/or Ambac Assurance has the option of selecting either (i) a Base Rate, a fluctuating rate equal to the higher of Citibank’s Base Rate and the Federal Funds Rate plus 0.5%, plus the Applicable Margin (as defined in the Credit Facility) or (ii) a Eurocurrency Rate, a periodic fixed rate equal to LIBOR plus the Applicable Margin. There are no outstanding loans under the Credit Facility. Neither Ambac nor Ambac Assurance have previously incurred any borrowing under this or prior similar facilities.

The Credit Facility contains customary representations, warranties and covenants for this type of financing, including two financial covenants requiring Ambac to: (i) maintain as of the end of each fiscal quarter a debt-to-capital ratio, excluding debt consolidated under FIN 46, the DISCs and credit link notes, of not more than 30%, and (ii) maintain at all times total stockholders’ equity equal to or greater than $2.9 billion. The stockholders’ equity financial covenant will increase annually, in an amount equal to 15% of the prior fiscal year’s net income and 15% of the net proceeds of any future equity issuances. The Credit Facility also provides for certain events of default with corresponding grace periods, including failure to pay any principal or interest when due, failure to comply with covenants, any material representation or warranty made by Ambac or Ambac Assurance proving to be false in any material respect, certain bankruptcy, insolvency or receivership events affecting Ambac or Ambac Assurance, defaults relating to other indebtedness, imposition of certain judgments and a change in ownership of Ambac and/or Ambac Assurance. Ambac and Ambac Assurance are in full compliance with the terms and conditions of the Credit Facility.

Capital Support. Ambac Assurance has a series of perpetual put options on its own preferred stock. The counterparty to these put options are trusts established by a major investment bank. The trusts were created as a vehicle for providing capital support to Ambac Assurance by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put option. If the put option were exercised, Ambac Assurance would receive up to $800 million in return for the issuance of its own perpetual preferred stock, the proceeds of which may be used for any purpose, including the payment of claims. The preferred stock would give investors the rights of an equity investor in Ambac Assurance. Such rights are subordinate to insurance claims, as well as to the general unsecured creditors of Ambac Assurance. Dividend payments on the preferred stock are cumulative, subject to certain limited exceptions, only if Ambac Assurance pays dividends on its common stock. Each trust is restricted to holding high-quality short-term commercial paper investments to ensure that it can meet its obligations under the put option. To fund these investments, each trust has issued its own auction market perpetual securities. Each trust is rated AA/Aa2 by Standard & Poor’s and Moody’s, respectively. During the six months ended June 30, 2007 and 2006, Ambac Assurance incurred fees related to these perpetual put options of $1.7 million and $1.9 million, respectively. These fees are included as Corporate expenses on the Consolidated Statements of Operations.

From time to time, Ambac accesses the capital markets to support the growth of its businesses. In February 2006, Ambac filed a Form S-3 with the SEC utilizing a “shelf” registration process for well known seasoned issuers. Under this process, Ambac may issue through February 2009 an unlimited amount of the securities described in the prospectus filed as part of the registration, namely, common stock, preferred stock, debt securities, and warrants of Ambac.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

On February 12, 2007, Ambac Financial Group completed the public offering of $400 million aggregate principal amount of DISCs due 2087. The proceeds from the sale of the DISCs was used to repurchase $400 million of Ambac’s common stock pursuant to an accelerated share repurchase program. The total number of common stock purchased under the agreement amounted to 4,459,223 shares, including 203,506 shares during the second quarter.

In connection with the completion of the DISCs Offering, Ambac entered into a replacement capital covenant for the benefit of persons that buy, hold or sell a specified series of long-term indebtedness of Ambac (“DISCs Covered Debt”).

The DISCs replacement capital covenant provides that Ambac will not repay, redeem or purchase, and will cause its subsidiaries not to repay, redeem or purchase, all or any part of the DISCs on or before February 7, 2067, except, with certain limited exceptions, to the extent that, during a specified period prior to the date of that repayment, redemption or purchase, Ambac has received proceeds from the sale of replacement capital securities.

As of the date of this 10-Q, the Ambac 5.95% Debentures due 2035, CUSIP No. 023139AE8, constitutes DISCs Covered Debt whose holders are entitled to the benefits of the DISCS Replacement Capital Covenant.

Balance Sheet. Total assets as of June 30, 2007 were $21.06 billion, up 4% compared to total assets of $20.27 billion at December 31, 2006. The increase was driven by cash generated from operations during the period, partially offset by a decrease in unrealized gain in the investment portfolio due to a rise in long-term interest rates. As of June 30, 2007, stockholders’ equity was $6.04 billion, a 2% decrease from year-end 2006 stockholders’ equity of $6.18 billion. The decrease was primarily the result of the $400 million share buyback mentioned above and lower Accumulated Other Comprehensive Income driven by higher long-term interest rates, partially offset by net income during the period.

Ambac Assurance’s investment objectives for the Financial Guarantee portfolio are to maintain an investment duration that closely approximates the expected duration of related financial guarantee liabilities and achieve the highest after-tax net investment income. The Financial Guarantee investment portfolio is subject to internal investment guidelines. Such guidelines set forth minimum credit rating requirements and credit risk concentration limits.

The Financial Services investment portfolio consists primarily of assets funded with proceeds from the issuance of investment agreement liabilities. The investment objectives with respect to investment agreements are to achieve the highest after-tax total return, subject to a minimum average credit quality rating of Aa/AA on invested assets, and to maintain cash flow matching of invested assets to funded liabilities to minimize interest rate and liquidity exposure. The investment portfolio is subject to internal investment guidelines. Such guidelines set forth minimum credit rating requirements and credit risk concentration limits.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

The amortized cost and estimated fair value of investments in fixed income securities and short-term investments at June 30, 2007 and December 31, 2006 were as follows:

	June 30, 2007		December 31, 2006
(Dollars in millions)	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed income securities:
Municipal obligations	$8,317.9	$8,391.0	$7,891.4	$8,126.8
Corporate obligations	757.0	771.3	692.0	719.6
Foreign obligations	298.7	308.6	269.8	276.8
U.S. government obligations	48.9	48.2	177.2	174.0
U.S. agency obligations	729.4	743.0	757.9	789.4
Mortgage and asset-backed securities	7,114.1	7,123.7	6,696.0	6,713.7
Short-term	292.0	292.0	311.8	311.8
Other	38.7	39.9	13.4	14.4

	17,596.7	17,717.7	16,809.5	17,126.5

Fixed income securities pledged as collateral:
U.S. government obligations	105.9	100.7	—	—
U.S. agency obligations	16.1	15.6	—	—
Mortgage and asset-backed securities	171.9	169.3	311.5	307.1

	293.9	285.6	311.5	307.1

Total	$17,890.6	$18,003.3	$17,121.0	$17,433.6

The following table represents the fair value of mortgage-backed securities guaranteed by either a U.S. government agency or U.S. government sponsored enterprise at June 30, 2007 and December 31, 2006 by segment:

(Dollars in millions)	Financial Guarantee	Financial Services	Corporate	Total
June 30, 2007:
Government National Mortgage Association	$7.2	$0.2	$—	$7.4
Federal National Mortgage Association	582.5	138.6	—	721.1
Federal Home Loan Mortgage Corporation	230.7	161.8	—	392.5

Total	$820.4	$300.6	$—	$1,121.0

December 31, 2006:
Government National Mortgage Association	$8.1	$1.3	$—	$9.4
Federal National Mortgage Association	638.9	185.2	—	824.1
Federal Home Loan Mortgage Corporation	253.7	233.8	—	487.5

Total	$900.7	$420.3	$—	$1,321.0

The following table summarizes, for all securities in an unrealized loss position as of June 30, 2007 and December 31, 2006, the aggregate fair value and gross unrealized loss by length of time those securities have been continuously in an unrealized loss position:

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

	June 30, 2007		December 31, 2006
(Dollars in millions)	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Municipal obligations in continuous unrealized loss for:
0 – 6 months	$2,435.7	$48.5	$658.5	$3.4
7 – 12 months	234.3	5.0	69.9	0.6
Greater than 12 months	1,172.2	30.7	1,129.3	16.7

	3,842.2	84.2	1,857.7	20.7

Corporate obligations in continuous unrealized loss for:
0 – 6 months	191.9	3.7	34.6	0.1
7 – 12 months	—	—	33.2	0.2
Greater than 12 months	58.5	1.5	50.9	0.8

	250.4	5.2	118.7	1.1

Foreign obligations in continuous unrealized loss for:
0 – 6 months	75.0	1.3	78.8	0.9
7 – 12 months	25.5	0.9	26.5	0.3
Greater than 12 months	40.4	0.7	13.1	0.2

	140.9	2.9	118.4	1.4

U.S. government obligations in continuous unrealized loss for:
0 – 6 months	90.5	4.2	23.1	0.1
7 – 12 months	3.6	0.1	—	—
Greater than 12 months	35.5	1.6	128.4	3.1

	129.6	5.9	151.5	3.2

U.S. agency obligations in continuous unrealized loss for:
0 – 6 months	252.6	6.3	239.1	1.2
7 – 12 months	27.7	0.9	—	—
Greater than 12 months	209.2	6.2	234.1	5.2

	489.5	13.4	473.2	6.4

Mortgage and asset-backed securities in continuous unrealized loss for:
0 – 6 months	1,048.3	6.0	426.9	1.9
7 – 12 months	87.2	3.3	75.5	0.6
Greater than 12 months	900.4	26.6	1,177.4	24.5

	2,035.9	35.9	1,679.8	27.0

Other in continuous unrealized loss for:
0 – 6 months	—	—	0.3	—
7 – 12 months	0.1	—	0.2	—
Greater than 12 months	—	—	—	—

	0.1	—	0.5	—

Total	$6,888.6	$147.5	$4,399.8	$59.8

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

Management has determined that the unrealized losses in fixed income securities at June 30, 2007 are primarily attributable to the current interest rate environment and that these unrealized losses are temporary in nature based upon (i) no principal and interest payment defaults on these securities; (ii) analysis of the creditworthiness of the issuers; and (iii) Ambac’s ability and current intent to hold these securities until a recovery in fair value or maturity. Of the $6,888.6 million that were in a gross unrealized loss position at June 30, 2007, below investment grade securities and non-rated securities had a fair value of $0.1 million and an unrealized loss of less than $0.01 million. Of the $4,399.8 million that were in a gross unrealized loss position at December 31, 2006, below investment grade securities and non-rated securities had a fair value of $0.5 million and an unrealized loss of less than $0.1 million.

There were no impairment write-downs during the three and six months ended June 30, 2007 and $0.1 million during the three and six months ended June 30, 2006. The net realized investment gains were primarily the result of the NCFE impairment recoveries received in the six months ended June 30, 2007 and 2006. Other net realized investment gains and losses in the six months ended June 30, 2007 and 2006 were the result of security sales made in the ordinary course of business in order to achieve Ambac’s investment objectives for the Financial Guarantee and Financial Services investment portfolios.

The following table provides the ratings distribution of the fixed income investment portfolio at June 30, 2007 and December 31, 2006 by segment:

Rating (1) : June 30, 2007:	Financial Guarantee	Financial Services	Combined
AAA	87%	91%	89%
AA	11	3	8
A	1	5	3
BBB	<1	1	<1
Below investment grade	<1	<1	<1
Not Rated	<1	—	<1

	100%	100%	100%

December 31, 2006:
AAA	87%	91%	89%
AA	11	3	8
A	1	5	3
BBB	<1	1	<1
Below investment grade	—	<1	<1
Not Rated	<1	—	<1

	100%	100%	100%

(1)	Ratings represent Standard & Poor’s classifications. If unavailable, Moody’s rating is used.

Ambac’s fixed income portfolio includes securities covered by guarantees issued by Ambac Assurance (“insured securities”). The published ratings on these securities are triple-A by the major rating agencies as a result of the Ambac Assurance insurance policy and are reflected in the above table as AAA. Rating agencies generally do not publish separate underlying ratings (those ratings excluding the Ambac Assurance insurance) because the insurance cannot be legally separated from the underlying security by the insurer. Ambac obtains underlying ratings through ongoing dialog with rating agencies. In the event these

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Continued)

underlying ratings are not available from the rating agencies, Ambac will assign an internal rating. At June 30, 2007, securities with a total carrying value of $704.4 million representing 4% of the investment portfolio with a weighted-average underlying rating of BBB- was insured by Ambac. In determining this BBB- rating, approximately $131.7 million of the securities were assigned internal ratings by Ambac.

Special Purpose and Variable Interest Entities. Information regarding special purpose and variable interest entities can be found in the Notes to the Unaudited Consolidated Financial Statements of this Form 10-Q.

Cash Flows. Net cash provided by operating activities was $444.2 million and $552.5 million during the six months ended June 30, 2007 and 2006, respectively. These cash flows were primarily provided by Financial Guarantee operations. The decrease in cash provided by operating activities is primarily due to the proceeds from the 2006 sale of three aircraft, lower net insurance premium receipts in 2007 and purchases of trading account assets, partially offset by net claim recoveries in 2007. Future net cash provided by operating activities will be impacted by the level of premium collections and claim payments.

Net cash provided by financing activities was $495.9 million and $407.4 million during the six months ended June 30, 2007 and 2006, respectively. Financing activities for the six months ended June 30, 2007 included $182.7 million in net investment and payment agreements issued (net of investment and payment agreement draws paid) and the proceeds of the issuance of DISCs of $393.3 million, partially offset by purchases of treasury shares of $428.9 million. Financing activities for the six months ended June 30, 2006 included $428.5 million in net investment and payment agreements issued (net of investment and payment agreements draws paid) and purchases of treasury shares of $43.8 million.

Net cash used in investing activities was $936.2 million during the six months ended June 30, 2007, of which $1,861.1 million and $235.9 million, was used to purchase bonds and loans, respectively, partially offset by proceeds from sales and maturities of bonds of $1,135.0 million. For the six months ended June 30, 2006, $956.0 million was used in investing activities, of which $3,313.0 million was used to purchase bonds, partially offset by the proceeds and maturities of bonds of $1,816.0 million.

Net cash provided by operating, investing and financing activities was $3.9 million and $3.9 million during the six months ended June 30, 2007 and 2006, respectively.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk

In the ordinary course of business, Ambac manages a variety of risks, principally credit, market, liquidity, operational and legal. These risks are identified, measured and monitored through a variety of control mechanisms, which are in place at different levels throughout the organization.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk (Continued)

Credit Risk. Ambac is exposed to credit risk in various capacities including as an issuer of financial guarantees, as counterparty to reinsurers and derivative and other financial contracts and as a holder of investment securities. Ambac’s Portfolio Risk Management Committee (“PRMC”) employs various procedures and controls to monitor and manage credit risk. The PRMC is comprised of senior risk professionals and senior management of Ambac. Its purview is enterprise-wide and its focus is on risk limits and measurement, concentration and correlation of risk, and the attribution of economic and regulatory capital in a portfolio context.

All financial guarantees and credit derivatives issued are subject to a formal credit underwriting process. Various factors affecting the creditworthiness of the underlying obligation are evaluated during the underwriting process. Senior credit personnel approve all transactions prior to issuing a financial guarantee. Subsequent to the issuance of a financial guarantee, credit personnel perform periodic reviews of exposures according to a schedule based on the risk profile of the guaranteed obligations or as necessitated by specific credit events or other macro-economic variables. Proactive credit remediation can help secure rights and remedies which mitigate losses in the event of default.

Ambac manages credit risk associated with its investment portfolio through adherence to specific investment guidelines. These guidelines establish limits based upon single risk concentration and minimum credit rating standards. Additionally, senior credit personnel monitor the portfolio on a continuous basis. Credit risk relating to derivative positions (other than credit derivatives) primarily concern counterparty default. The majority of these counterparties are clients of the financial guarantee business which have been subject to our formal underwriting process upon the issuance of a financial guarantee. The counterparty creditworthiness of new clients is separately evaluated by senior credit personnel upon entering these contracts. Counterparty default exposure is mitigated through the use of industry standard collateral posting agreements. For counterparties subject to such collateral posting agreements, collateral is posted when a derivative counterparty’s credit exposure exceeds contractual limits.

To minimize exposure to significant losses from reinsurers, Ambac Assurance (i) monitors the financial condition of its reinsurers; (ii) is entitled to receive collateral from its reinsurance counterparties in certain reinsurance contracts; and (iii) has certain cancellation rights that can be exercised by Ambac Assurance in the event of a rating downgrade of a reinsurer. Ambac Assurance held letters of credit and collateral amounting to approximately $370.0 million from its reinsurers as of June 30, 2007. The rating agencies continually review reinsurers providing coverage to the financial guarantee industry. The following table provides ceded par outstanding by financial strength rating of Ambac Assurance’s reinsurers, on a Standard and Poor’s (“S&P”) basis:

(Dollars in billions)	June 30, 2007	December 31, 2006
AAA	$20.6	$20.7
AA	30.8	27.7

Total	$51.4	$48.4

Market Risk. Market risk represents the potential for losses that may result from changes in the value of a financial instrument as a result of changes in market conditions. The primary market risks that would impact the value of Ambac’s financial instruments are interest rate risk, basis risk (e.g., taxable interest rates relative to tax-exempt interest rates, discussed

Item 3.	Quantitative and Qualitative Disclosures About Market Risk (Continued)

below) and credit spread risk. Below we discuss each of these risks and the specific types of financial instruments impacted. Senior managers in Ambac’s Risk Analysis and Reporting group are responsible for monitoring risk limits and applying risk measurement methodologies. The results of this effort are reported to the PRMC. The estimation of potential losses arising from adverse changes in market conditions is a key element in managing market risk. Ambac utilizes various systems, models and stress test scenarios to monitor and manage market risk. This process includes frequent analyses of both parallel and non-parallel shifts in the yield curve, “Value-at-Risk” (“VaR”) and changes in credit spreads. These models include estimates, made by management, which utilize current and historical market information. The valuation results from these models could differ materially from amounts that would actually be realized in the market.

Financial instruments that may be adversely affected by changes in interest rates consist primarily of investment securities, loans, investment agreement liabilities, obligations under payment agreements, long-term debt, and interest rate derivative contracts.

Ambac, through its subsidiary Ambac Financial Services, is a provider of interest rate swaps to states, municipalities and their authorities and other entities in connection with their financings. Ambac Financial Services manages its municipal interest rate swaps business with the goal of being market neutral to changes in overall rates while retaining some basis risk. Ambac’s municipal interest rate swap portfolio may be adversely affected by changes in basis. If actual or projected tax-exempt interest rates increase in a parallel shift by 1% in relation to taxable interest rates, Ambac will experience a market-to-market loss of $0.19 million and $0.04 million at June 30, 2007 and December 31, 2006, respectively.

A portion of the municipal interest rate swaps transacted by Ambac Financial Services contain provisions that are designed to protect Ambac against certain forms of tax reform, thus mitigating its basis risk. The estimation of potential losses arising from adverse changes in market relationships, known as VaR, is a key element in management’s monitoring of basis risk for the municipal interest rate swap portfolio. Ambac has developed a VaR methodology to estimate potential losses using a one day time horizon and a 99% confidence level. This means that Ambac would expect to incur losses greater than that predicted by VaR estimates only once in every 100 trading days, or about 2.5 times a year. Ambac’s methodology estimates VaR using a 300-day historical “look back” period. This means that changes in market values are simulated using market inputs from the past 300 days. Ambac supplements its VaR methodology, which is a good risk management tool in normal markets, by performing rigorous stress testing to measure the potential for losses in abnormally volatile markets. These stress tests include (i) parallel and non-parallel shifts in the yield curve and (ii) immediate changes in normal basis relationships, such as those between taxable and tax-exempt markets.

Financial instruments that may be adversely affected by changes in credit spreads include Ambac’s outstanding credit derivative and total return contracts. Ambac, through its subsidiary Ambac Credit Products, enters into credit derivative contracts. These contracts require Ambac Credit Products to make payments upon the occurrence of certain defined credit events relating to an underlying obligation (generally a fixed income obligation). If credit spreads of the underlying obligations change, the fair value of the related credit derivative changes. Market liquidity could also impact valuations of the underlying obligations. As such, Ambac Credit Products could experience mark-to-market gains or losses. Changes in credit spreads are generally caused by changes in the market’s perception of the credit quality of the underlying obligations. Ambac offers credit derivatives to provide credit protection enabling financial institutions to hedge portfolios of credit risk achieving either economic or regulatory relief.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk (Continued)

Ambac Credit Products structures its contracts with first loss or other financial protection. Such structuring mitigates Ambac Credit Products’ risk of loss and generally reduces the mark-to-market volatility of these credit derivatives.

Ambac, through its subsidiary Ambac Capital Services, enters into total return swap contracts. These contracts require Ambac Capital Services to pay a specified spread in excess of LIBOR in exchange for receiving the total return of an underlying fixed income obligation over a specified period of time. If credit spreads of the underlying obligations change, the market value of the related total return swaps changes and Ambac Capital Services could experience mark-to-market gains or losses.

The following table summarizes the estimated change in fair values on the net balance of Ambac’s net structured credit and total return swap derivative positions assuming immediate parallel shifts in credit spreads at June 30, 2007:

(Dollars in millions) Change in Credit Spreads	Estimated Net Fair	Estimated Gain/(Loss)
June 30, 2007:
50 basis point widening	$(636)	$(596)
25 basis point widening	(338)	(298)
10 basis point widening	(160)	(120)
Base scenario	(40)	—
10 basis point narrowing	77	117
25 basis point narrowing	203	243
50 basis point narrowing	231	271

The impact of changes in credit spreads will vary based upon the volume, tenor, interest rates, and other market conditions at the time these fair values are determined. In addition, since each transaction has unique collateral and structure terms, the underlying change in fair value of each transaction may vary considerably. During the second quarter of 2007, Ambac incurred net mark-to-market losses on credit derivative contracts of $56.9 million related primarily to credit derivatives on CDOs of ABS containing sub-prime RMBS exposure. During the second quarter of 2007, credit spreads on these underlying CDO of ABS obligations widened by approximately 16 basis points. This credit spread widening and resulting negative mark-to-market is driven by current market concerns over the most recent vintages of sub-prime RMBS and the recent lack of liquidity in the CDO of ABS market. So far in the third quarter of 2007, credit spreads have continued to widen, particularly on CDO of ABS and collateralized loan obligations where Ambac has outstanding credit derivatives.

Liquidity Risk. Liquidity risk relates to the possible inability to satisfy contractual obligations when due. This risk is present in financial guarantee contracts, derivative contracts and investment agreements. Ambac Assurance manages its liquidity risk by maintaining a comprehensive analysis of projected cash flows. Additionally, the financial guarantee business maintains a minimum level of cash and short-term investments at all times. The investment agreement business manages liquidity risk by closely matching the maturity schedules of its invested assets, including hedges, with the maturity schedules of its investment agreement liabilities. Ambac Financial Services maintains cash and short-term investments and closely matches the dates swap payments are made and received. See additional discussion in “Liquidity and Capital Resources” section.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk (Continued)

Operational Risk. Operational risk relates to the potential for loss caused by a breakdown in information, communication and settlement systems. Ambac mitigates operational risk by maintaining and testing critical systems (and their system backup) and performing ongoing control procedures to monitor transactions and positions, maintain documentation, confirm transactions and ensure compliance with regulations.

Ambac maintains a disaster recovery site in upstate New York as part of its Disaster Recovery Plan. This remote hot-site facility is complete with user work stations, phone system, data center, internet connectivity and a power generator, capable of serving the needs of the disaster recovery team to support all business segment operations. The plan, facility and systems are revised and upgraded where necessary, and user tested annually to confirm their readiness.

Legal Risk. Legal risks attendant to Ambac’s businesses include uncertainty with respect to the enforceability of the obligations insured by Ambac Assurance and the security for such obligations, as well as uncertainty with respect to the enforceability of the obligations of Ambac’s counterparties, including contractual provisions intended to reduce exposure by providing for the offsetting or netting of mutual obligations. Ambac seeks to remove or minimize such uncertainties through continuous consultation with internal and external legal advisers to analyze and understand the nature of legal risk, to improve documentation and to strengthen transaction structure.

Item 4.	Controls and Procedures

(a)	Evaluation of Disclosure Controls and Procedures. Ambac Financial Group’s management, with the participation of Ambac Financial Group’s Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of Ambac Financial Group’s disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as of the end of the period covered by this report. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Based on this evaluation, Ambac Financial Group’s Chief Executive Officer and Chief Financial Officer have concluded that, as of the end of such period, Ambac Financial Group’s disclosure controls and procedures are effective at the reasonable assurance level in recording, processing, summarizing and reporting, on a timely basis, information required to be disclosed by Ambac Financial Group (including its consolidated subsidiaries) in the reports that it files or submits under the Exchange Act.

(b)	Changes in Internal Controls Over Financial Reporting. There have not been any changes in Ambac Financial Group’s internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during Ambac Financial Group’s fiscal quarter ended June 30, 2007 that have materially affected, or are reasonably likely to materially affect, Ambac Financial Group’s internal control over financial reporting.

PART II - OTHER INFORMATION

Items 1, 3, and 5 are omitted either because they are inapplicable or because the answer to such question is negative.

Item 2	– Unregistered Sales of Equity Securities and Use of Proceeds

The Board of Directors of Ambac, has authorized the establishment of a stock repurchase program that permits the repurchase of up to 24,000,000 shares of Ambac’s Common Stock. Ambac will only repurchase shares of its Common Stock under the repurchase program where it feels that it is economically attractive to do so and is in conformity with regulatory and rating agency guidelines. The following table summarizes Ambac’s repurchase program during the second quarter of 2007 and shares available at June 30, 2007:

	Total Shares Purchased (1)	Average Price Paid Per Share (2)	Total Number of Shares Purchased as Part of Publicly Announced Plan (1)	Maximum Number of Shares That May Yet Be Purchased Under the Plan
April 2007	—	$—	—	4,600,141
May 2007	1,572	$93.12	1,572	4,598,569
June 2007	398,223	$42.53	398,223	4,200,346

Second quarter 2007	399,795	$42.73	399,795	4,200,346

(1)	All shares repurchased were pursuant to a stock repurchase program authorized by Ambac’s Board of Directors, for settling awards under Ambac’s long-term incentive plans.
(2)	The average price per share for June and the second quarter of 2007 was impacted by the receipt of 203,506 shares under the accelerated share buyback program. The cost of these shares were included in the first quarter of 2007.

On February 12, 2007, Ambac issued $400 million of Directly-Issued Subordinated Capital Securities (“DISCS”). Ambac used the net proceeds from the offering and additional funds to purchase $400 million worth of shares of its common stock through an accelerated share repurchase program. Common stock purchased through the accelerated share repurchase program resulted in 4,459,223 shares being acquired during the six months ended June 30, 2007.

From July 1, 2007 through August 2, 2007, Ambac has repurchased 250,000 shares of its Common Stock under its stock repurchase program.

PART II - OTHER INFORMATION (Continued)

Item 4 – Submission of Matters to a Vote of Security Holders

The following matters were voted upon at the Annual Meeting of Stockholders of Ambac held on May 8, 2007, and received the votes set forth below:

Proposal 1. The following directors were elected to serve on Ambac’s Board of Directors:

	Number of Votes Cast
	For	Withheld
Michael A. Callen	87,040,506	3,583,729
Jill M. Considine	87,147,166	3,477,069
Philip N. Duff	87,363,775	3,260,460
Robert J. Genader	87,102,533	3,521,702
W. Grant Gregory	87,119,762	3,504,473
Thomas C. Theobald	87,602,913	3,021,322
Laura S. Unger	87,753,397	2,870,838
Henry D. G. Wallace	87,751,972	2,872,263

There were no broker non-votes for this proposal.

Proposal 2. The proposal to ratify the selection of KPMG LLP, an independent registered public accounting firm, as auditors of Ambac and its subsidiaries for 2007 was adopted, with 88,838,478 votes in favor, 1,285,944 votes against and 500,119 votes abstaining. There were no broker non-votes for this proposal.

PART II - OTHER INFORMATION (Continued)

Item 6 - Exhibits

The following are annexed as exhibits:

Exhibit Number	Description
3.05	By-laws of Ambac Financial Group, Inc., as amended through May 8, 2007.

10.41	Ambac Financial Group, Inc. 1997 Equity Plan, as amended through July 24, 2006.

10.42	Ambac Financial group, Inc. 1997 Non-Employee Directors Equity Plan, as amended through January 30, 2007.

10.43	Ambac Financial Group, Inc. 1997 Executive Incentive Plan, as amended through January 30, 2007.

10.44	Ambac Financial Group, Inc. Deferred Compensation Plan for Outside Directors, effective as of December 1, 1993, as amended through December 4, 2006.

31.1	Certification of CEO Pursuant to Exchange Act Rules 13a-14 and 15d-14.

31.2	Certification of CFO Pursuant to Exchange Act Rules 13a-14 and 15d-14.

32.1	Certification of CEO Pursuant to 18 U.S.C. Section 1350.

32.2	Certification of CFO Pursuant to 18 U.S.C. Section 1350.

99.05	Ambac Assurance Corporation and Subsidiaries Consolidated Unaudited Financial Statements as of June 30, 2007 and December 31, 2006 and for the periods ended June 30, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc. (Registrant)

Dated: August 9, 2007	By:	/s/ Sean T. Leonard
Sean T. Leonard
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
3.05	By-laws of Ambac Financial Group, Inc., as amended through May 8, 2007.

10.41	Ambac Financial Group, Inc. 1997 Equity Plan, as amended through July 24, 2006.

10.42	Ambac Financial group, Inc. 1997 Non-Employee Directors Equity Plan, as amended through January 30, 2007.

10.43	Ambac Financial Group, Inc. 1997 Executive Incentive Plan, as amended through January 30, 2007.

10.44	Ambac Financial Group, Inc. Deferred Compensation Plan for Outside Directors, effective as of December 1, 1993, as amended through December 4, 2006.

31.1	Certification of CEO Pursuant to Exchange Act Rules 13A-14 and 15D-14, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of CFO Pursuant to Exchange Act Rules 13A-14 and 15D-14, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of CEO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of CFO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.05	Ambac Assurance Corporation and Subsidiaries Consolidated Unaudited Financial Statements as of June 30, 2007 and December 31, 2006 and for the periods ended June 30, 2007 and 2006.